UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2016 through October 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer High
                        Yield Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     TAHYX
                        Class C     PYICX
                        Class R     TYHRX
                        Class Y     TYHYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          45

Notes to Financial Statements                                                 53

Report of Independent Registered Public Accounting Firm                       69

Additional Information                                                        70

Trustees, Officers and Service Providers                                      73

                            Pioneer High Yield Fund | Annual Report | 10/31/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits have continued to drive strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, returned 14.23% through the end of the third quarter. Fixed-income markets, while not generating the same dazzling returns as equities, held their own, led by high-yield securities, which produced a return of 7.05% in the U.S., as measured by the Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.14% over the first three quarters of the calendar year.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of more than 3% in both the second and third quarters. Outside the U.S., economic growth in the second quarter also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) recently announced that it would commence tapering its balance sheet this October. The Fed also appears primed to raise interest rates one more time before the end of this year, which would be the fourth rate increase since December of 2016.

As we move into the final months of 2017, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (potentially including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite the possibility of some pressure from wage increases. In addition, it is our view that the economy will continue to grow and that we may begin to see a modest upturn in inflation. In that scenario, we anticipate that the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer High Yield Fund | Annual Report | 10/31/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                            Pioneer High Yield Fund | Annual Report | 10/31/17 3

Portfolio Management Discussion | 10/31/17

In the following discussion, portfolio managers Tracy Wright, Andrew Feltus, and Matthew Shulkin discuss the factors that affected the performance of Pioneer High Yield Fund during the 12-month period ended October 31, 2017. Ms. Wright, lead portfolio manager of the Fund, a senior vice president, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Feltus, Co-Director of High Yield, a senior vice president, and a portfolio manager at Amundi Pioneer, and Mr. Shulkin, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund. (Mr. Shulkin became a portfolio manager for the Fund on October 1, 2017).

Q   How did the Fund perform during the 12-month period ended October 31, 2017?

A Pioneer High Yield Fund's Class A shares returned 9.05% at net asset value during the 12-month period ended October 31, 2017, while the Fund's benchmarks, the ICE Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index, returned 9.14% and 20.40%, respectively. During the same period, the average return of the 665 mutual funds in Lipper's High Yield Funds category was 7.94%, and the average return of the 698 mutual funds in Morningstar's High Yield Bond Funds category was 7.93%.

Q Could you please describe the market environment for high-yield bonds during the 12-month period ended October 31, 2017?

A While returns in the investment-grade fixed-income market were modest given the rise in interest rates during the period, high-yield bonds in aggregate provided strong, positive returns. Near the beginning of the period, market sentiment regarding both credit and interest rates rose sharply in the immediate aftermath of the November 2016 U.S. elections. With Republicans poised to control the White House and both houses of Congress, financial markets appeared to anticipate higher economic growth and increased inflation going forward. U.S. Treasury yields bumped higher over November and December 2016, and credit spreads tightened, leading high-yield issues to outperform the investment-grade segments of the bond market, which are more interest-rate sensitive. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

    Those market trends continued into March of 2017, when a decline in oil prices and inflation expectations halted the rise in Treasury rates. Nonetheless, on the heels of data suggesting a significant strengthening of

4 Pioneer High Yield Fund | Annual Report | 10/31/17 domestic employment conditions, the Federal Reserve (the Fed) implemented a modest 25 basis point (0.25%) hike in short-term rates at its mid-March meeting, the third such action on interest rates taken by the Fed since December of 2015. Caught somewhat off-guard in the run-up to the rate increase, the markets ultimately came to interpret the Fed's move as confirming a positive outlook for economic growth. March 2017 also saw the Republicans apparently surrender in their efforts to come to terms on a plan to replace the Affordable Care Act. While the failure to move forward on a key element of President Trump's platform raised uncertainty over the passage of other, pro-growth initiatives, market sentiment towards credit-sensitive asset classes quickly stabilized.

    In fact, as the period progressed, positive sentiment with respect to credit-sensitive areas of the bond market continued to receive support from generally positive economic data releases. Despite indications that inflation was running below its 2% target, the Fed implemented its second rate hike of the calendar year in June, increasing the federal funds rate target range by another 0.25%, to between 1.00% and 1.25%. With few signs of inflationary pressure despite recent improvements in the labor market, the Fed remained on hold at its next two meetings with respect to its benchmark short-term lending rate. In September, however, the Fed announced that it would begin the gradual tapering of its holdings of mortgage-backed securities and Treasuries in October of 2017 -- securities the Fed had purchased during its multiple quantitative easing programs between 2008 and 2014. The Fed's announcement of an actual launch date for its balance sheet tapering merely affirmed the market's long-term expectations, however, and so it generated a muted reaction from investors.

Q Can you review the Fund's principal strategies during the 12-month period ended October 31, 2017, and the degree to which they added to or detracted from benchmark-relative returns?

A We continued to maintain non-benchmark allocations to equities and convertible bonds in the portfolio, with a focus on sectors not well represented within the high-yield bond universe, or where we found valuations better than valuations within high yield. Against a backdrop of optimism over the economy, those Fund positions had a positive impact on benchmark-relative results over the 12 months. Within convertibles, the top contributions came from holdings in the basic industry, technology, and health care sectors. In terms of individual names, the convertible bonds of wire and cable manufacturer General Cable performed well during the period, due to speculation that the company could be an acquisition candidate. Within equities, the Fund's holdings in the health care, industrials, and financials sectors contributed positively to relative returns, led by positions in a pair of managed care providers, Aetna and Cigna. An

                            Pioneer High Yield Fund | Annual Report | 10/31/17 5 overweight position in the perpetual preferred securities of the Royal Bank of Scotland also benefited the Fund's performance, as the company's debt received an upgrade to investment-grade status during the period.

    An out-of-benchmark portfolio allocation to floating-rate bank loans acted as a constraint on the Fund's benchmark-relative performance, as loan returns lagged the performance of high-yield bonds during the 12-month period. Another detractor from the Fund's relative returns was a position in event-linked securities sponsored by insurance companies seeking to transfer some of the risk of having to pay claims after a natural disaster. In particular, so-called "catastrophe" bonds hurt the Fund's performance during the period. Catastrophe bonds have been a valuable source of diversification* and incremental income in the Fund's portfolio for a number of years, but the asset class struggled during the period in the wake of a severe Atlantic hurricane season, which generated numerous insurance claims.

    We continue to view a modest tactical exposure to out-of-benchmark segments, including loans and catastrophe bonds, as helping to improve the Fund's long-term total return profile.

    With regard to industry weightings within the high-yield market, the Fund's below-benchmark position in the retail sector aided benchmark-relative performance, as the segment was the biggest laggard within high yield during the period, due to investor concerns over secular changes with respect to consumer spending trends.

    As for sector selection, results within the Fund's core allocation to high-yield bonds added modestly to benchmark-relative performance during the period, with the strongest returns coming from holdings in the leisure, banking, and health care segments. Conversely, security selection results within telecommunication services and transportation detracted from benchmark-relative returns.

    In terms of individual portfolio positions within high yield, the debt of casino-gaming products company Scientific Games International led the positive contributors to benchmark-relative performance during the period, as a change in management led to restructuring initiatives and improved operating results. In addition, our decision to add Fund exposure to Valeant Pharmaceuticals - after its debt experienced a severe sell-off - aided relative returns as the company's efforts to sell assets and pay down debt supported the bond's performance. By contrast, positions in the bonds of transport company Jack Cooper and retailer PetSmart detracted from the Fund's benchmark-relative returns, as did positions in the bonds of a range of wireline providers within telecommunication services, as the segment suffered from secular pressures.

*   Diversification does not assure a profit nor protect against loss.

6 Pioneer High Yield Fund | Annual Report | 10/31/17

    Finally, with regard to portfolio quality, the Fund's relative performance was constrained by its below-benchmark exposures to lower-quality
    CCC-rated and distressed issues, as that area of the market rose notably on the post-election surge in credit-market sentiment. That segment tends to benefit the most in a market featuring a low default outlook.

Q Can you discuss the factors that affected the Fund's income-generation for its shareholders during the 12-month period ended October 31, 2017?

A The Fund's income-generation remained relatively stable over the 12 months. While the portfolio's positions in convertible securities and common stock resulted in a lower yield as compared with a portfolio composed entirely of high-yield bonds, we view those non-benchmark allocations as helping to improve the Fund's total return profile.

Q What role did derivatives play in the Fund's investment process and results during the 12-month period ended October 31, 2017?

A During the period, we utilized credit-default-swap indices in order to maintain the desired level of portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity that would enable us to make opportunistic purchases and help meet any unanticipated shareholder redemptions. The Fund's derivatives strategy had a neutral impact on relative performance.

Q   What is your assessment of the current climate for fixed-income investing?

A The default rate for high-yield bonds remains well below historical averages, and we maintain a constructive outlook with respect to the U.S. economy and overall corporate credit fundamentals. Within high yield, we increased the Fund's energy weighting earlier in the year, while trimming exposure to the banking and basic industry areas of the market. In addition, we have modestly reduced the Fund's exposure to convertibles due to valuation concerns in the wake of recent, strong performance from the asset class.

    As for the nation's policymakers, we will be closely monitoring the progress of the Trump administration's proposals in such areas as taxation, infrastructure spending, and health care. The tapering of the Fed's bond portfolio should inevitably lead to some tightening of credit conditions; however, the expectation continues to be that the Fed's interest-rate-hiking cycle will be gradual and measured in nature.

    We view the overall composition of the high-yield market as healthy, with an improving quality profile across a range of industries. While high-yield valuations are somewhat extended, we believe overall conditions remain supportive of the asset class, and we believe the Fund's portfolio is positioned accordingly.

                            Pioneer High Yield Fund | Annual Report | 10/31/17 7

Please refer to the Schedule of Investments on pages 17-44 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer High Yield Fund | Annual Report | 10/31/17

Portfolio Summary | 10/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                      62.1%
International Corporate Bonds                                              9.9%
Convertible Corporate Bonds                                                9.4%
Senior Secured Floating Rate Loan Interests                                5.2%
U.S. Government and Agency Obligations                                     4.1%
U.S. Common Stocks                                                         3.7%
Collateralized Mortgage Obligations                                        2.0%
Convertible Preferred Stocks                                               1.5%
Temporary Cash Investments                                                 1.3%
U.S. Preferred Stocks                                                      0.3%
International Common Stocks                                                0.3%
Asset Backed Securities                                                    0.2%
Rights/Warrants                                                            0.0%+

* Includes investments in Insurance Linked Securities totaling 2.8% of total investment portfolio.

+   Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.   Sprint Corp., 7.25%, 9/15/21                                                                  2.14%
---------------------------------------------------------------------------------------------------------
 2.   VRX Escrow Corp., 5.875%, 5/15/23 (144A)                                                      1.47
---------------------------------------------------------------------------------------------------------
 3.   U.S. Treasury Floating Rate Note, 1.323% (3 Month Treasury Yield + 19 bps), 4/30/18           1.37
---------------------------------------------------------------------------------------------------------
 4.   HCA, Inc., 5.375%, 2/1/25                                                                     1.37
---------------------------------------------------------------------------------------------------------
 5.   U.S. Treasury Bill, 11/2/17                                                                   1.24
---------------------------------------------------------------------------------------------------------
 6.   Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                                                 1.13
---------------------------------------------------------------------------------------------------------
 7.   KB Home, 7.0%, 12/15/21                                                                       1.00
---------------------------------------------------------------------------------------------------------
 8.   Lennar Corp., 4.75%, 11/15/22                                                                 0.88
---------------------------------------------------------------------------------------------------------
 9.   Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                       0.81
---------------------------------------------------------------------------------------------------------
10.   Wells Fargo & Co., 7.5%                                                                       0.79
---------------------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                            Pioneer High Yield Fund | Annual Report | 10/31/17 9

Prices and Distributions | 10/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       10/31/17                    10/31/16
--------------------------------------------------------------------------------
          A                           $ 9.80                      $ 9.43
--------------------------------------------------------------------------------
          C                           $10.01                      $ 9.63
--------------------------------------------------------------------------------
          R                           $11.09                      $10.68
--------------------------------------------------------------------------------
          Y                           $ 9.81                      $ 9.44
--------------------------------------------------------------------------------

Distributions per Share: 11/1/16-10/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term       Long-Term
         Class            Income           Capital Gains    Capital Gains
--------------------------------------------------------------------------------
          A              $0.4672                $--            $--
--------------------------------------------------------------------------------
          C              $0.4055                $--            $--
--------------------------------------------------------------------------------
          R              $0.4827                $--            $--
--------------------------------------------------------------------------------
          Y              $0.4938                $--            $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE Bank of America (BofA) Merrill Lynch (ML) All- Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer High Yield Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price during the periods shown, compared to that of the ICE Bank of America
(BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                            ICE            ICE
              Net            Public         BofA ML        BofA ML All-
              Asset          Offering       U.S. High      Convertibles
              Value          Price          Yield          Speculative
Period        (NAV)          (POP)          Index          Quality Index
--------------------------------------------------------------------------------
10 years      5.52%          5.04%          7.69%           6.70%
5 years       5.87           4.91           6.29           10.47
1 year        9.05           4.19           9.14           20.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High      ICE BofA ML U.S.   ICE BofA ML All Convertibles
               Yield Fund        High Yield Index   Speculative Quality Index
10/07          $ 9,550           $10,000            $10,000
10/08          $ 6,469           $ 7,348            $ 5,307
10/09          $ 8,914           $10,934            $ 8,322
10/10          $10,666           $13,039            $10,519
10/11          $11,007           $13,667            $10,585
10/12          $12,290           $15,468            $11,620
10/13          $13,952           $16,834            $14,227
10/14          $14,401           $17,818            $15,758
10/15          $13,973           $17,453            $14,784
10/16          $14,992           $19,227            $15,881
10/17          $16,349           $20,984            $19,120

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 11

Performance Update | 10/31/17                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill
Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                            ICE         ICE
                                            BofA ML     BofA ML All-
                                            U.S. High   Convertibles
              If             If             Yield       Speculative
Period        Held           Redeemed       Index       Quality Index
--------------------------------------------------------------------------------
10 years      4.81%          4.81%          7.69%        6.70%
5 years       5.15           5.15           6.29        10.47
1 year        8.29           8.29           9.14        20.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High      ICE BofA ML U.S.   ICE BofA ML All Convertibles
               Yield Fund        High Yield Index   Speculative Quality Index
10/07          $10,000           $10,000            $10,000
10/08          $ 6,722           $ 7,348            $ 5,307
10/09          $ 9,210           $10,934            $ 8,322
10/10          $10,941           $13,039            $10,519
10/11          $11,224           $13,667            $10,585
10/12          $12,442           $15,468            $11,620
10/13          $14,042           $16,834            $14,227
10/14          $14,381           $17,818            $15,758
10/15          $13,857           $17,453            $14,784
10/16          $14,771           $19,227            $15,881
10/17          $15,996           $20,984            $19,120

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer High Yield Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill
Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                             ICE            ICE
              Net            BofA ML        BofA ML All-
              Asset          U.S. High      Convertibles
              Value          Yield          Speculative
Period        (NAV)          Index          Quality Index
--------------------------------------------------------------------------------
10 years      5.23%          7.69%           6.70%
5 years       5.51           6.29           10.47
1 year        8.50           9.14           20.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.49%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer High      ICE BofA ML U.S.   ICE BofA ML All Convertibles
               Yield Fund        High Yield Index   Speculative Quality Index
10/07          $10,000           $10,000            $10,000
10/08          $ 6,764           $ 7,348            $ 5,307
10/09          $ 9,316           $10,934            $ 8,322
10/10          $11,116           $13,039            $10,519
10/11          $11,453           $13,667            $10,585
10/12          $12,726           $15,468            $11,620
10/13          $14,410           $16,834            $14,227
10/14          $14,817           $17,818            $15,758
10/15          $14,320           $17,453            $14,784
10/16          $15,339           $19,227            $15,881
10/17          $16,643           $20,984            $19,120

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 13

Performance Update | 10/31/17                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill
Lynch (ML) U.S. High Index and the ICE BofA ML All-Convertibles
Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                             ICE            ICE
              Net            BofA ML        BofA ML All-
              Asset          U.S. High      Convertibles
              Value          Yield          Speculative
Period        (NAV)          Index          Quality Index
--------------------------------------------------------------------------------
10 years      5.94%          7.69%           6.70%
5 years       6.21           6.29           10.47
1 year        9.34           9.14           20.40
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer High      ICE BofA ML U.S.   ICE BofA ML All Convertibles
               Yield Fund        High Yield Index   Speculative Quality Index
10/07          $5,000,000        $ 5,000,000        $5,000,000
10/08          $3,410,357        $ 3,674,145        $2,653,720
10/09          $4,726,273        $ 5,466,802        $4,161,189
10/10          $5,678,940        $ 6,519,651        $5,259,623
10/11          $5,880,529        $ 6,833,448        $5,292,303
10/12          $6,587,360        $ 7,734,126        $5,810,135
10/13          $7,507,842        $ 8,416,815        $7,113,416
10/14          $7,774,078        $ 8,909,224        $7,878,809
10/15          $7,564,803        $ 8,726,439        $7,391,778
10/16          $8,141,286        $ 9,613,446        $7,940,288
10/17          $8,901,697        $10,492,190        $9,560,046

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer High Yield Fund | Annual Report | 10/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.     Divide your account value by $1,000
       Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2017, through October 31, 2017.

---------------------------------------------------------------------------------------------------
Share Class                        A                   C                  R                   Y
---------------------------------------------------------------------------------------------------
Beginning Account              $1,000.00           $1,000.00          $1,000.00           $1,000.00
Value on 5/1/17
---------------------------------------------------------------------------------------------------
Ending Account                 $1,030.04           $1,026.25          $1,027.07           $1,031.41
Value (after expenses)
on 10/31/17
---------------------------------------------------------------------------------------------------
Expenses Paid                  $    5.88           $    9.50          $    7.97           $    4.45
During Period*
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.86%, 1.56% and 0.87% Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Pioneer High Yield Fund | Annual Report | 10/31/17 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2017, through October 31, 2017.

---------------------------------------------------------------------------------------------------
Share Class                        A                   C                  R                   Y
---------------------------------------------------------------------------------------------------
Beginning Account              $1,000.00           $1,000.00          $1,000.00           $1,000.00
Value on 5/1/17
---------------------------------------------------------------------------------------------------
Ending Account                 $1,019.41           $1,015.83          $1,017.34           $1,020.82
Value (after expenses)
on 10/31/17
---------------------------------------------------------------------------------------------------
Expenses Paid                  $    5.85           $    9.45          $    7.93           $    4.43
During Period*
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 1.86%, 1.56% and 0.87% Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer High Yield Fund | Annual Report | 10/31/17

Schedule of Investments | 10/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        UNAFFILIATED ISSUERS -- 98.7%
                        CONVERTIBLE CORPORATE BONDS -- 9.3% of Net Assets
                        CAPITAL GOODS -- 1.1%
                        Aerospace & Defense -- 0.1%
     1,150,000          KeyW Holding Corp., 2.5%, 7/15/19                                     $     1,077,406
-------------------------------------------------------------------------------------------------------------
                        Construction & Engineering -- 0.5%
     4,190,000          Dycom Industries, Inc., 0.75%, 9/15/21                                $     4,865,638
-------------------------------------------------------------------------------------------------------------
                        Electrical Components & Equipment -- 0.5%
     4,544,000(a)       General Cable Corp., 4.5%, 11/15/29                                   $     4,365,080
                                                                                              ---------------
                        Total Capital Goods                                                   $    10,308,124
-------------------------------------------------------------------------------------------------------------
                        CONSUMER DURABLES & APPAREL -- 0.4%
                        Homebuilding -- 0.4%
     3,530,000          KB Home, 1.375%, 2/1/19                                               $     3,960,219
                                                                                              ---------------
                        Total Consumer Durables & Apparel                                     $     3,960,219
-------------------------------------------------------------------------------------------------------------
                        CONSUMER SERVICES -- 0.2%
                        Security & Alarm Services -- 0.2%
     2,710,000          Ascent Capital Group, Inc., 4.0%, 7/15/20                             $     2,127,350
                                                                                              ---------------
                        Total Consumer Services                                               $     2,127,350
-------------------------------------------------------------------------------------------------------------
                        ENERGY -- 0.7%
                        Oil & Gas Equipment & Services -- 0.2%
     2,170,000          SEACOR Holdings, Inc., 3.0%, 11/15/28                                 $     1,988,262
-------------------------------------------------------------------------------------------------------------
                        Oil & Gas Exploration & Production -- 0.5%
     4,930,000          Whiting Petroleum Corp., 1.25%, 4/1/20                                $     4,421,594
                                                                                              ---------------
                        Total Energy                                                          $     6,409,856
-------------------------------------------------------------------------------------------------------------
                        HEALTH CARE EQUIPMENT & SERVICES -- 1.4%
                        Health Care Equipment -- 1.0%
     2,280,000          Insulet Corp., 1.25%, 9/15/21                                         $     2,704,650
     1,870,000          NuVasive, Inc., 2.25%, 3/15/21                                              2,164,525
     4,540,000          Wright Medical Group, Inc., 2.0%, 2/15/20                                   4,914,550
                                                                                              ---------------
                                                                                              $     9,783,725
-------------------------------------------------------------------------------------------------------------
                        Health Care Supplies -- 0.4%
     2,015,000          Endologix, Inc., 2.25%, 12/15/18                                      $     1,929,362
     1,390,000          Endologix, Inc., 3.25%, 11/1/20                                             1,215,381
       505,000          Quidel Corp., 3.25%, 12/15/20                                                 736,038
                                                                                              ---------------
                                                                                              $     3,880,781
                                                                                              ---------------
                        Total Health Care Equipment & Services                                $    13,664,506
-------------------------------------------------------------------------------------------------------------
                        MEDIA -- 0.3%
                        Cable & Satellite -- 0.3%
     3,351,000          DISH Network Corp., 2.375%, 3/15/24 (144A)                            $     3,219,054
                                                                                              ---------------
                        Total Media                                                           $     3,219,054
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        PHARMACEUTICALS, BIOTECHNOLOGY &
                        LIFE SCIENCES -- 1.9%
                        Biotechnology -- 1.2%
     1,644,000          BioMarin Pharmaceutical, Inc., 0.599%, 8/1/24                         $     1,571,047
     1,705,000          BioMarin Pharmaceutical, Inc., 1.5%, 10/15/20                               1,934,109
     2,815,000          Emergent BioSolutions, Inc., 2.875%, 1/15/21                                4,076,472
     2,455,000          Medicines Co., 2.5%, 1/15/22                                                2,669,813
       955,000          Medicines Co., 2.75%, 7/15/23                                                 894,716
                                                                                              ---------------
                                                                                              $    11,146,157
-------------------------------------------------------------------------------------------------------------
                        Pharmaceuticals -- 0.7%
     3,885,000          Innoviva, Inc., 2.125%, 1/15/23                                       $     3,566,916
     3,570,000          Jazz Investments I, Ltd., 1.875%, 8/15/21                                   3,672,637
                                                                                              ---------------
                                                                                              $     7,239,553
                                                                                              ---------------
                        Total Pharmaceuticals, Biotechnology & Life Sciences                  $    18,385,710
-------------------------------------------------------------------------------------------------------------
                        RETAILING -- 0.3%
                        Internet & Direct Marketing Retail -- 0.1%
     1,320,000          Ctrip.com International, Ltd., 1.25%, 9/15/22                         $     1,374,450
-------------------------------------------------------------------------------------------------------------
                        Internet Retail -- 0.2%
     2,015,000          Shutterfly, Inc., 0.25%, 5/15/18                                      $     1,991,072
                                                                                              ---------------
                        Total Retailing                                                       $     3,365,522
-------------------------------------------------------------------------------------------------------------
                        SEMICONDUCTORS & SEMICONDUCTOR
                        EQUIPMENT -- 1.1%
                        Semiconductor Equipment -- 0.1%
      471,000           Teradyne, Inc., 1.25%, 12/15/23 (144A)                                $       679,712
-------------------------------------------------------------------------------------------------------------
                        Semiconductors -- 1.0%
     1,675,000          Microchip Technology, Inc., 1.625%, 2/15/27 (144A)                    $     2,109,453
     2,113,000          ON Semiconductor Corp., 1.0%, 12/1/20                                       2,724,450
     2,772,000          ON Semiconductor Corp., 1.625%, 10/15/23 (144A)                             3,454,605
       875,000          Silicon Laboratories, Inc., 1.375%, 3/1/22 (144A)                           1,048,906
     1,060,000          Synaptics, Inc., 0.5%, 6/15/22 (144A)                                         952,675
                                                                                              ---------------
                                                                                              $    10,290,089
                                                                                              ---------------
                        Total Semiconductors & Semiconductor Equipment                        $    10,969,801
-------------------------------------------------------------------------------------------------------------
                        SOFTWARE & SERVICES -- 1.5%
                        Application Software -- 0.7%
     1,840,000          Citrix Systems, Inc., 0.5%, 4/15/19                                   $     2,256,300
     1,700,000          Nuance Communications, Inc., 1.0%, 12/15/35                                 1,560,813
     2,785,000          Synchronoss Technologies, Inc., 0.75%, 8/15/19                              2,602,234
                                                                                              ---------------
                                                                                              $     6,419,347
-------------------------------------------------------------------------------------------------------------
                        Data Processing & Outsourced Services -- 0.3%
     3,185,000          Cardtronics, Inc., 1.0%, 12/1/20                                      $     2,938,162
-------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

18 Pioneer High Yield Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Internet Software & Services -- 0.3%
     1,110,000(b)       Akamai Technologies, Inc., 2/15/19                                    $     1,090,575
     1,530,000          Zillow Group, Inc., 2.0%, 12/1/21 (144A)                                    1,677,262
                                                                                              ---------------
                                                                                              $     2,767,837
-------------------------------------------------------------------------------------------------------------
                        Systems Software -- 0.2%
       595,000          FireEye, Inc., 1.0%, 6/1/35                                           $       562,275
       595,000          FireEye, Inc., 1.625%, 6/1/35                                                 553,722
       905,000          Nice Systems, Inc., 1.25%, 1/15/24 (144A)                                   1,041,316
                                                                                              ---------------
                                                                                              $     2,157,313
                                                                                              ---------------
                        Total Software & Services                                             $    14,282,659
-------------------------------------------------------------------------------------------------------------
                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                        Communications Equipment -- 0.2%
       925,000          Finisar Corp., 0.5%, 12/15/33                                         $       977,031
       805,000          Lumentum Holdings, Inc., 0.25%, 3/15/24 (144A)                              1,020,338
                                                                                              ---------------
                        Total Technology Hardware & Equipment                                 $     1,997,369
-------------------------------------------------------------------------------------------------------------
                        TELECOMMUNICATION SERVICES -- 0.1%
                        Wireless Telecommunication Services -- 0.1%
       628,000          Air Transport Services Group, Inc., 1.125%, 10/15/24 (144A)           $       656,652
                                                                                              ---------------
                        Total Telecommunication Services                                      $       656,652
-------------------------------------------------------------------------------------------------------------
                        TRANSPORTATION -- 0.1%
                        Airport Services -- 0.1%
     1,250,000          Macquarie Infrastructure Corp., 2.0%, 10/1/23                         $     1,198,438
                                                                                              ---------------
                        Total Transportation                                                  $     1,198,438
-------------------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE CORPORATE BONDS
                        (Cost $84,601,389)                                                    $    90,545,260
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                        PREFERRED STOCKS -- 0.3% of Net Assets
                        BANKS -- 0.3%
                        Consumer Finance -- 0.3%
        97,845(c)       GMAC Capital Trust I, 7.1% (3 Month USD LIBOR + 579 bps),
                        2/15/40                                                               $     2,569,410
                                                                                              ---------------
                        Total Banks                                                           $     2,569,410
-------------------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCKS
                        (Cost $2,331,190)                                                     $     2,569,410
-------------------------------------------------------------------------------------------------------------
                        CONVERTIBLE PREFERRED STOCKS --
                        1.4% of Net Assets
                        BANKS -- 1.2%
                        Diversified Banks -- 1.2%
         3,620(f)       Bank of America Corp., 7.25%                                          $     4,694,995
         5,721(f)       Wells Fargo & Co., 7.5%                                                     7,494,510
                                                                                              ---------------
                        Total Banks                                                           $    12,189,505
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 19

-------------------------------------------------------------------------------------------------------------
Shares                                                                                        Value
-------------------------------------------------------------------------------------------------------------
                        HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                        Health Care Services -- 0.0%+
           742(d)(e)    BioScrip, Inc.,                                                       $        68,774
                                                                                              ---------------
                        Total Health Care Equipment & Services                                $        68,774
-------------------------------------------------------------------------------------------------------------
                        PHARMACEUTICALS, BIOTECHNOLOGY &
                        LIFE SCIENCES -- 0.2%
                        Pharmaceuticals -- 0.2%
         2,700          Allergan Plc, 5.5%, 3/1/18                                            $     1,737,963
                                                                                              ---------------
                        Total Pharmaceuticals, Biotechnology & Life Sciences                  $     1,737,963
-------------------------------------------------------------------------------------------------------------
                        TOTAL CONVERTIBLE PREFERRED STOCKS
                        (Cost $13,755,993)                                                    $    13,996,242
-------------------------------------------------------------------------------------------------------------
                        COMMON STOCKS -- 4% of Net Assets
                        AUTOMOBILES & COMPONENTS -- 0.6%
                        Automobile Manufacturers -- 0.6%
       434,002          Ford Motor Co.                                                        $     5,325,205
                                                                                              ---------------
                        Total Automobiles & Components                                        $     5,325,205
-------------------------------------------------------------------------------------------------------------
                        BANKS -- 0.1%
                        Diversified Banks -- 0.1%
         4,763          JPMorgan Chase & Co.                                                  $       479,205
                                                                                              ---------------
                        Total Banks                                                           $       479,205
-------------------------------------------------------------------------------------------------------------
                        CAPITAL GOODS -- 0.0%+
                        Industrial Machinery -- 0.0%+
        73,714(d)(e)    Liberty Tire Recycling LLC                                            $           737
                                                                                              ---------------
                        Total Capital Goods                                                   $           737
-------------------------------------------------------------------------------------------------------------
                        CONSUMER SERVICES -- 0.2%
                        Restaurants -- 0.2%
        38,427          Starbucks Corp.                                                       $     2,107,337
                                                                                              ---------------
                        Total Consumer Services                                               $     2,107,337
-------------------------------------------------------------------------------------------------------------
                        DIVERSIFIED FINANCIALS -- 0.2%
                        Consumer Finance -- 0.2%
        22,185          Capital One Financial Corp.                                           $     2,045,013
                                                                                              ---------------
                        Total Diversified Financials                                          $     2,045,013
-------------------------------------------------------------------------------------------------------------
                        ENERGY -- 0.2%
                        Coal & Consumable Fuels -- 0.0%+
           730(d)       Alpha Natural Resources Holdings, Inc.                                $         2,920
           568          Contura Energy, Inc.                                                           33,569
                                                                                              ---------------
                                                                                              $        36,489
-------------------------------------------------------------------------------------------------------------
                        Oil & Gas Exploration & Production -- 0.2%
     6,967,063(d)(e)    Ascent CNR Corp.                                                      $     1,497,918
           996(d)       Midstates Petroleum Co., Inc.                                                  15,189
           430(d)       SilverBow Resources, Inc.                                                       9,671
                                                                                              ---------------
                                                                                              $     1,522,778
                                                                                              ---------------
                        Total Energy                                                          $     1,559,267
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------------------------
Shares                                                                                        Value
-------------------------------------------------------------------------------------------------------------
                        HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                        Health Care Services -- 0.1%
       255,259(d)       BioScrip, Inc.                                                        $       645,805
-------------------------------------------------------------------------------------------------------------
                        Managed Health Care -- 0.8%
        28,489          Aetna, Inc.                                                           $     4,843,985
        16,643          Cigna Corp.                                                                 3,282,332
                                                                                              ---------------
                                                                                              $     8,126,317
                                                                                              ---------------
                        Total Health Care Equipment & Services                                $     8,772,122
-------------------------------------------------------------------------------------------------------------
                        HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                        Personal Products -- 0.1%
        36,583(d)       Revlon, Inc., Class A                                                 $       823,118
                                                                                              ---------------
                        Total Household & Personal Products                                   $       823,118
-------------------------------------------------------------------------------------------------------------
                        MATERIALS -- 0.2%
                        Commodity Chemicals -- 0.2%
        21,556          LyondellBasell Industries NV, Class A                                 $     2,231,693
-------------------------------------------------------------------------------------------------------------
                        Steel -- 0.0%+
           730(d)       ANR, Inc., Class C                                                    $        15,330
                                                                                              ---------------
                        Total Materials                                                       $     2,247,023
-------------------------------------------------------------------------------------------------------------
                        PHARMACEUTICALS, BIOTECHNOLOGY &
                        LIFE SCIENCES -- 0.1%
                        Pharmaceuticals -- 0.1%
        30,191(d)       Mylan NV                                                              $     1,078,121
                                                                                              ---------------
                        Total Pharmaceuticals, Biotechnology & Life Sciences                  $     1,078,121
-------------------------------------------------------------------------------------------------------------
                        REAL ESTATE -- 0.8%
                        Diversified REIT -- 0.7%
       270,035          Forest City Realty Trust, Inc., Class A                               $     6,650,962
-------------------------------------------------------------------------------------------------------------
                        Specialized REIT -- 0.1%
        76,215          Uniti Group, Inc.                                                     $     1,333,762
                                                                                              ---------------
                        Total Real Estate                                                     $     7,984,724
-------------------------------------------------------------------------------------------------------------
                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                        Computer Hardware Storage & Peripherals -- 0.2%
        70,088(d)       NCR Corp.                                                             $     2,249,124
                                                                                              ---------------
                        Total Technology Hardware & Equipment                                 $     2,249,124
-------------------------------------------------------------------------------------------------------------
                        TRANSPORTATION -- 0.4%
                        Air Freight & Logistics -- 0.3%
         7,222(d)       CEVA Holdings LLC                                                     $     2,924,954
-------------------------------------------------------------------------------------------------------------
                        Airlines -- 0.1%
        19,931(d)       United Continental Holdings, Inc.                                     $     1,165,565
                                                                                              ---------------
                        Total Transportation                                                  $     4,090,519
-------------------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCKS
                        (Cost $32,727,844)                                                    $    38,761,515
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 21

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        ASSET BACKED SECURITIES -- 0.2% of Net Assets
                        BANKS -- 0.2%
                        Thrifts & Mortgage Finance -- 0.2%
       750,000          InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                        11/15/46 (144A)                                                       $       767,241
       998,564(a)       VOLT XXV LLC, Series 2015-NPL8, Class A2, 4.5%,
                        6/26/45 (144A)                                                                984,172
                                                                                              ---------------
                        Total Banks                                                           $     1,751,413
-------------------------------------------------------------------------------------------------------------
                        TOTAL ASSET BACKED SECURITIES
                        (Cost $1,731,542)                                                     $     1,751,413
-------------------------------------------------------------------------------------------------------------
                        COLLATERALIZED MORTGAGE OBLIGATIONS --
                        1.9% of Net Assets
                        BANKS -- 1.9%
                        Diversified Banks -- 0.1%
     1,300,000(g)       Wells Fargo Commercial Mortgage Trust, Series 2014-LC18,
                        Class D, 3.957%, 12/15/47 (144A)                                      $     1,091,784
-------------------------------------------------------------------------------------------------------------
                        Thrifts & Mortgage Finance -- 1.8%
     1,475,000(c)       CFCRE Mortgage Trust, Series 2015-RUM, Class E, 5.839%
                        (1 Month USD LIBOR + 460 bps), 7/15/30 (144A)                         $     1,441,684
     2,500,000(g)       Citigroup Commercial Mortgage Trust, Series 2014-GC23,
                        Class E, 3.208%, 7/10/47 (144A)                                             1,616,996
     2,750,000(g)       COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                        Class B, 5.842%, 5/15/46                                                    2,744,884
     1,200,000(g)       COBALT CMBS Commercial Mortgage Trust, Series 2007-C3,
                        Class C, 5.842%, 5/15/46                                                      849,972
     1,300,000(c)       Commercial Mortgage Trust, Series 2014-FL5, Class D,
                        5.239% (1 Month USD LIBOR + 400 bps), 10/15/31 (144A)                       1,235,390
       600,000(g)       Credit Suisse First Boston Mortgage Securities Corp., Series
                        2005-C5, Class G, 5.1%, 8/15/38 (144A)                                        540,252
       362,563          Global Mortgage Securitization, Ltd., Series 2004-A,
                        Class B1, 5.25%, 11/25/32 (144A)                                              280,813
     2,513,900(g)       GMAT Trust, Series 2013-1A, Class M, 5.0%,
                        11/25/43 (144A)                                                             2,159,010
       276,082          Homeowner Assistance Program Reverse Mortgage Loan
                        Trust, Series 2013-RM1, Class A, 4.0%, 5/26/53 (144A)                         275,392
     1,350,000(g)       JP Morgan Chase Commercial Mortgage Securities Trust,
                        Series 2013-C13, Class D, 4.052%, 1/15/46 (144A)                            1,289,370
     3,000,000(g)       JPMBB Commercial Mortgage Securities Trust, Series
                        2014-C25, Class D, 3.946%, 11/15/47 (144A)                                  2,318,007
     2,171,000(c)       PFP, Ltd., Series 2015-2, Class E, 5.839% (1 Month USD
                        LIBOR + 460 bps), 7/14/34 (144A)                                            2,142,036
       750,000(g)       Wachovia Bank Commercial Mortgage Trust, Series
                        2006-C27, Class B, 5.865%, 7/15/45                                            757,840
                                                                                              ---------------
                                                                                              $    17,651,646
                                                                                              ---------------
                        Total Banks                                                           $    18,743,430
-------------------------------------------------------------------------------------------------------------
                        TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                        (Cost $19,341,161)                                                    $    18,743,430
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        CORPORATE BONDS -- 71.1% of Net Assets
                        AUTOMOBILES & COMPONENTS -- 0.7%
                        Auto Parts & Equipment -- 0.7%
       600,000          Allison Transmission, Inc., 4.75%, 10/1/27 (144A)                     $       606,000
     3,380,000          Dana Financing Luxembourg S.a.r.l., 6.5%, 6/1/26 (144A)                     3,675,750
       909,000          International Automotive Components Group SA, 9.125%,
                        6/1/18 (144A)                                                                 909,000
     1,487,000          TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)                      1,605,960
                                                                                              ---------------
                        Total Automobiles & Components                                        $     6,796,710
-------------------------------------------------------------------------------------------------------------
                        BANKS -- 1.5%
                        Diversified Banks -- 1.3%
       600,000(f)(g)    Bank of America Corp., 6.3% (3 Month USD LIBOR + 455 bps)             $       683,568
     1,138,000(f)(g)    Danske Bank AS, 6.125% (USD Swap Rate + 390 bps)                            1,234,962
     2,098,000(f)(g)    HSBC Holdings Plc, 6.0% (USD ICE Swap Rate 5Yr + 375 bps)                   2,229,125
       400,000(c)       International Bank for Reconstruction & Development,
                        12.557% (6 Month USD LIBOR + 1.150 bps), 7/15/20 (144A)                       399,768
     4,775,000(f)(g)    Royal Bank of Scotland Group Plc, 8.0% (5 Year USD Swap
                        Rate + 572 bps)                                                             5,458,780
       650,000(f)(g)    Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                        Swap Rate + 760 bps)                                                          736,060
     1,350,000(f)(g)    Societe Generale SA, 7.375% (5 Year USD Swap
                        Rate + 624 bps) (144A)                                                      1,488,375
                                                                                              ---------------
                                                                                              $    12,230,638
-------------------------------------------------------------------------------------------------------------
                        Thrifts & Mortgage Finance -- 0.2%
     2,067,000          Provident Funding Associates LP / PFG Finance Corp.,
                        6.375%, 6/15/25 (144A)                                                $     2,185,853
                                                                                              ---------------
                        Total Banks                                                           $    14,416,491
-------------------------------------------------------------------------------------------------------------
                        CAPITAL GOODS -- 4.2%
                        Aerospace & Defense -- 0.3%
     2,430,000          Engility Corp., 8.875%, 9/1/24                                        $     2,648,700
-------------------------------------------------------------------------------------------------------------
                        Building Products -- 0.4%
     1,800,000          Griffon Corp., 5.25%, 3/1/22                                          $     1,826,460
     1,806,000          USG Corp., 4.875%, 6/1/27 (144A)                                            1,873,725
                                                                                              ---------------
                                                                                              $     3,700,185
-------------------------------------------------------------------------------------------------------------
                        Construction & Engineering -- 0.5%
     2,360,000          AECOM, 5.875%, 10/15/24                                               $     2,604,260
     2,250,000          Tutor Perini Corp., 6.875%, 5/1/25 (144A)                                   2,427,187
                                                                                              ---------------
                                                                                              $     5,031,447
-------------------------------------------------------------------------------------------------------------
                        Electrical Components & Equipment -- 0.1%
     1,490,000          Exterran Energy Solutions LP / EES Finance Corp.,
                        8.125%, 5/1/25 (144A)                                                 $     1,568,225
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 23

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Industrial Conglomerates -- 0.7%
     2,410,000          CSVC Acquisition Corp., 7.75%, 6/15/25 (144A)                         $     2,349,750
     3,236,000          JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                              3,385,665
       785,000          Park-Ohio Industries, Inc., 6.625%, 4/15/27                                   851,725
                                                                                              ---------------
                                                                                              $     6,587,140
-------------------------------------------------------------------------------------------------------------
                        Industrial Machinery -- 1.1%
     4,485,000          Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                         $     4,630,763
     2,600,000          Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                             2,730,000
     2,076,000          Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                                    1,967,010
     1,025,000          EnPro Industries, Inc., 5.875%, 9/15/22 (144A)                              1,072,406
                                                                                              ---------------
                                                                                              $    10,400,179
-------------------------------------------------------------------------------------------------------------
                        Trading Companies & Distributors -- 1.1%
     1,839,000          H&E Equipment Services, Inc., 5.625%, 9/1/25 (144A)                   $     1,942,444
       700,000          United Rentals North America, Inc., 4.625%, 10/15/25                          716,205
       700,000          United Rentals North America, Inc., 4.875%, 1/15/28                           703,500
     2,020,000          United Rentals North America, Inc., 5.5%, 5/15/27                           2,161,400
     1,963,000          United Rentals North America, Inc., 5.75%, 11/15/24                         2,080,780
       385,000          United Rentals North America, Inc., 5.875%, 9/15/26                           419,650
     2,330,000          WESCO Distribution, Inc., 5.375%, 12/15/21                                  2,401,298
                                                                                              ---------------
                                                                                              $    10,425,277
                                                                                              ---------------
                        Total Capital Goods                                                   $    40,361,153
-------------------------------------------------------------------------------------------------------------
                        COMMERCIAL & PROFESSIONAL SERVICES -- 0.2%
                        Security & Alarm Services -- 0.2%
     2,000,000          Brink's Co., 4.625%, 10/15/27 (144A)                                  $     1,990,200
                                                                                              ---------------
                        Total Commercial & Professional Services                              $     1,990,200
-------------------------------------------------------------------------------------------------------------
                        CONSUMER DURABLES & APPAREL -- 5.8%
                        Home Furnishings -- 0.2%
     1,750,000          Tempur Sealy International, Inc., 5.5%, 6/15/26                       $     1,802,500
-------------------------------------------------------------------------------------------------------------
                        Homebuilding -- 5.3%
     2,000,000          Beazer Homes USA, Inc., 5.875%, 10/15/27 (144A)                       $     1,997,500
     6,095,000          Beazer Homes USA, Inc., 6.75%, 3/15/25                                      6,447,291
     1,540,000          CalAtlantic Group, Inc., 5.375%, 10/1/22                                    1,678,600
     3,975,000          CalAtlantic Group, Inc., 6.25%, 12/15/21                                    4,402,312
     8,375,000          KB Home, 7.0%, 12/15/21                                                     9,442,812
     4,150,000          Lennar Corp., 4.5%, 6/15/19                                                 4,264,125
     7,930,000          Lennar Corp., 4.75%, 11/15/22                                               8,376,063
     3,660,000          Meritage Homes Corp., 7.0%, 4/1/22                                          4,172,400
     3,059,000          PulteGroup, Inc., 5.0%, 1/15/27                                             3,211,950
     1,500,000          Rialto Holdings LLC / Rialto Corp., 7.0%, 12/1/18 (144A)                    1,503,750
     3,990,000          Taylor Morrison Communities, Inc / Taylor Morrison
                        Holdings II, Inc., 5.875%, 4/15/23 (144A)                                   4,271,774

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Homebuilding -- (continued)
     1,840,000          TRI Pointe Group, Inc., 5.25%, 6/1/27                                 $     1,881,400
                                                                                              ---------------
                                                                                              $    51,649,977
-------------------------------------------------------------------------------------------------------------
                        Textiles -- 0.3%
     2,920,000          Springs Industries, Inc., 6.25%, 6/1/21                               $     3,007,600
                                                                                              ---------------
                        Total Consumer Durables & Apparel                                     $    56,460,077
-------------------------------------------------------------------------------------------------------------
                        CONSUMER SERVICES -- 2.2%
                        Casinos & Gaming -- 1.4%
     2,885,000          Eldorado Resorts, Inc., 6.0%, 4/1/25                                  $     3,043,675
     2,150,000          Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                  2,209,125
       517,198(h)(i)    Mashantucket Western Pequot Tribe, 6.5% (5.5%
                        PIK 1.0% cash), 7/1/36                                                          2,586
     1,450,000          Scientific Games International, Inc., 5.0%, 10/15/25 (144A)                 1,471,750
     6,410,000          Scientific Games International, Inc., 10.0%, 12/1/22                        7,090,614
                                                                                              ---------------
                                                                                              $    13,817,750
-------------------------------------------------------------------------------------------------------------
                        Hotels, Resorts & Cruise Lines -- 0.6%
     1,710,000          Hilton Grand Vacations Borrower LLC / Hilton Grand
                        Vacations Borrower, Inc., 6.125%, 12/1/24 (144A)                      $     1,876,725
     2,100,000          Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                                2,115,750
     1,680,000          Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                                 1,738,800
                                                                                              ---------------
                                                                                              $     5,731,275
-------------------------------------------------------------------------------------------------------------
                        Specialized Consumer Services -- 0.2%
     1,814,000          Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)                         $     1,827,605
                                                                                              ---------------
                        Total Consumer Services                                               $    21,376,630
-------------------------------------------------------------------------------------------------------------
                        DIVERSIFIED FINANCIALS -- 2.6%
                        Consumer Finance -- 0.6%
     2,475,000          Ally Financial, Inc., 4.625%, 3/30/25                                 $     2,632,781
     2,608,000          Ally Financial, Inc., 5.75%, 11/20/25                                       2,878,580
                                                                                              ---------------
                                                                                              $     5,511,361
-------------------------------------------------------------------------------------------------------------
                        Diversified Capital Markets -- 0.3%
     1,097,000(f)(g)    Credit Suisse Group AG, 7.125% (5 Year USD Swap
                        Rate + 511 bps)                                                       $     1,201,215
     1,791,000(f)(g)    UBS Group AG, 7.125% (5 Year USD Swap Rate + 588 bps)                 $     1,965,623
                                                                                              ---------------
                                                                                              $     3,166,838
-------------------------------------------------------------------------------------------------------------
                        Diversified Finance -- 0.2%
     1,740,000          MSCI, Inc., 4.75%, 8/1/26 (144A)                                      $     1,811,775
-------------------------------------------------------------------------------------------------------------
                        Specialized Finance -- 1.5%
     5,825,000          Fly Leasing, Ltd., 6.375%, 10/15/21                                   $     6,079,844
     1,820,000          Nationstar Mortgage LLC / Nationstar Capital Corp.,
                        6.5%, 8/1/18                                                                1,824,550

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 25

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Specialized Finance -- (continued)
     7,220,000          Nationstar Mortgage LLC / Nationstar Capital Corp.,
                        6.5%, 7/1/21                                                          $     7,328,300
                                                                                              ---------------
                                                                                              $    15,232,694
                                                                                              ---------------
                        Total Diversified Financials                                          $    25,722,668
-------------------------------------------------------------------------------------------------------------
                        ENERGY -- 12.8%
                        Oil & Gas Drilling -- 0.7%
       780,000          Rowan Cos., Inc., 4.875%, 6/1/22                                      $       735,150
     3,604,000          Rowan Cos., Inc., 5.4%, 12/1/42                                             2,739,040
       375,000          Rowan Cos., Inc., 5.85%, 1/15/44                                              301,875
       710,000          Transocean, Inc., 7.5%, 1/15/26 (144A)                                        731,300
     2,730,000          Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                             2,654,925
                                                                                              ---------------
                                                                                              $     7,162,290
-------------------------------------------------------------------------------------------------------------
                        Oil & Gas Equipment & Services -- 0.8%
     1,955,000          Archrock Partners LP / Archrock Partners Finance Corp.,
                        6.0%, 4/1/21                                                          $     1,945,225
     4,500,000          Archrock Partners LP / Archrock Partners Finance Corp.,
                        6.0%, 10/1/22                                                               4,471,875
       795,000          SESI LLC, 7.75%, 9/15/24 (144A)                                               822,825
                                                                                              ---------------
                                                                                              $     7,239,925
-------------------------------------------------------------------------------------------------------------
                        Oil & Gas Exploration & Production -- 5.6%
     2,053,000          Antero Resources Corp., 5.0%, 3/1/25                                  $     2,083,795
     1,220,000          California Resources Corp., 8.0%, 12/15/22 (144A)                             805,200
     1,035,000          Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                              1,113,598
     1,144,000          Cobalt International Energy, Inc., 7.75%, 12/1/23 (144A)                      704,990
     2,860,000          Cobalt International Energy, Inc., 10.75%, 12/1/21 (144A)                   2,938,650
     2,050,000          Concho Resources, Inc., 4.375%, 1/15/25                                     2,163,078
     1,565,000          Covey Park Energy LLC / Covey Park Finance Corp.,
                        7.5%, 5/15/25 (144A)                                                        1,623,687
     1,050,000          Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                          1,118,250
     2,240,000          Great Western Petroleum LLC / Great Western Finance
                        Corp., 9.0%, 9/30/21 (144A)                                                 2,296,000
     2,060,000          Gulfport Energy Corp., 6.0%, 10/15/24                                       2,060,000
     3,100,000          Gulfport Energy Corp., 6.375%, 5/15/25                                      3,146,500
       345,000          Halcon Resources Corp., 6.75%, 2/15/25 (144A)                                 352,762
     3,788,000          Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%,
                        10/1/25 (144A)                                                              3,877,965
     1,025,000          MEG Energy Corp., 6.5%, 1/15/25 (144A)                                      1,019,875
     2,234,000          MEG Energy Corp., 7.0%, 3/31/24 (144A)                                      2,027,355
       720,000          Murphy Oil Corp., 6.875%, 8/15/24                                             774,000
       705,000          Newfield Exploration Co., 5.625%, 7/1/24                                      762,281
     3,320,000          Oasis Petroleum, Inc., 6.875%, 3/15/22                                      3,403,000
       540,000          Parsley Energy LLC / Parsley Finance Corp., 5.25%,
                        8/15/25 (144A)                                                                545,400

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Oil & Gas Exploration & Production -- (continued)
     1,900,000          Parsley Energy LLC / Parsley Finance Corp., 5.625%,
                        10/15/27 (144A)                                                       $     1,960,572
     2,888,000          Parsley Energy LLC / Parsley Finance Corp., 6.25%,
                        6/1/24 (144A)                                                               3,061,280
     3,510,000          PDC Energy, Inc., 7.75%, 10/15/22                                           3,659,175
     2,635,000          Rice Energy, Inc., 6.25%, 5/1/22                                            2,757,264
     1,878,000          Sanchez Energy Corp., 6.125%, 1/15/23                                       1,568,130
     2,375,000          Sanchez Energy Corp., 7.75%, 6/15/21                                        2,208,750
       354,000          SM Energy Co., 6.125%, 11/15/22                                               355,770
       235,000          SM Energy Co., 6.5%, 1/1/23                                                   239,113
     2,020,000          SM Energy Co., 6.75%, 9/15/26                                               2,073,025
     1,900,000          WPX Energy, Inc., 5.25%, 9/15/24                                            1,907,125
     1,213,000          WPX Energy, Inc., 7.5%, 8/1/20                                              1,316,105
       670,000          WPX Energy, Inc., 8.25%, 8/1/23                                               754,588
                                                                                              ---------------
                                                                                              $    54,677,283
-------------------------------------------------------------------------------------------------------------
                        Oil & Gas Refining & Marketing -- 1.6%
     4,695,000          Andeavor, 5.375%, 10/1/22                                             $     4,818,244
     6,525,000          Calumet Specialty Products Partners LP / Calumet
                        Finance Corp., 6.5%, 4/15/21                                                6,386,344
       685,000          EnLink Midstream Partners LP, 5.05%, 4/1/45                                   670,710
     1,973,000          EnLink Midstream Partners LP, 5.6%, 4/1/44                                  2,052,024
     1,965,000          PBF Holding Co., LLC / PBF Finance Corp., 7.0%, 11/15/23                    2,043,600
                                                                                              ---------------
                                                                                              $    15,970,922
-------------------------------------------------------------------------------------------------------------
                        Oil & Gas Storage & Transportation -- 4.1%
     3,150,000          Blue Racer Midstream LLC / Blue Racer Finance Corp.,
                        6.125%, 11/15/22 (144A)                                               $     3,283,875
     5,833,000          Cheniere Corpus Christi Holdings LLC, 5.125%,
                        6/30/27 (144A)                                                              6,015,281
     2,800,000          Delek Logistics Partners LP, 6.75%, 5/15/25 (144A)                          2,852,500
     1,050,000          Energy Transfer Equity LP, 4.25%, 3/15/23                                   1,068,386
     1,414,000          Energy Transfer Equity LP, 5.875%, 1/15/24                                  1,534,190
     2,713,000          Genesis Energy LP / Genesis Energy Finance Corp.,
                        5.75%, 2/15/21                                                              2,754,780
     2,190,000          Genesis Energy LP / Genesis Energy Finance Corp.,
                        6.5%, 10/1/25                                                               2,217,375
     3,375,000          Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23                       3,425,625
     1,532,000          NGPL PipeCo LLC, 4.375%, 8/15/22 (144A)                                     1,576,045
     2,200,000          PBF Logistics LP / PBF Logistics Finance Corp., 6.875%,
                        5/15/23 (144A)                                                              2,277,000
     2,140,000          Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                                2,321,376
       490,000          Targa Resources Partners LP / Targa Resources Partners
                        Finance Corp., 4.125%, 11/15/19                                               494,900

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Yield Fund | Annual Report | 10/31/17  27

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Oil & Gas Storage & Transportation -- (continued)
     2,695,000          Targa Resources Partners LP / Targa Resources Partners
                        Finance Corp., 4.25%, 11/15/23                                        $     2,681,525
       350,000          Targa Resources Partners LP / Targa Resources Partners
                        Finance Corp., 5.0%, 1/15/28 (144A)                                           350,875
     2,491,000          Targa Resources Partners LP / Targa Resources Partners
                        Finance Corp., 5.25%, 5/1/23                                                2,562,616
     3,892,000          Williams Cos., Inc., 5.75%, 6/24/44                                         4,125,520
                                                                                              ---------------
                                                                                              $    39,541,869
                                                                                              ---------------
                        Total Energy                                                          $   124,592,289
-------------------------------------------------------------------------------------------------------------
                        FOOD & STAPLES RETAILING -- 0.2%
                        Food Retail -- 0.2%
     2,241,000          C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                     $     2,173,770
                                                                                              ---------------
                        Total Food & Staples Retailing                                        $     2,173,770
-------------------------------------------------------------------------------------------------------------
                        FOOD, BEVERAGE & TOBACCO -- 1.5%
                        Packaged Foods & Meats -- 1.0%
       860,000          Lamb Weston Holdings, Inc., 4.625%, 11/1/24 (144A)                    $       898,700
       860,000          Lamb Weston Holdings, Inc., 4.875%, 11/1/26 (144A)                            904,075
     2,969,000          Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)                                3,143,429
       777,000          Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                                 808,080
     3,940,000          Post Holdings, Inc., 6.0%, 12/15/22 (144A)                                  4,127,150
                                                                                              ---------------
                                                                                              $     9,881,434
-------------------------------------------------------------------------------------------------------------
                        Tobacco -- 0.5%
       875,000          Alliance One International, Inc., 8.5%, 4/15/21 (144A)                $       916,562
     3,725,000          Alliance One International, Inc., 9.875%, 7/15/21                           3,282,656
                                                                                              ---------------
                                                                                              $     4,199,218
                                                                                              ---------------
                        Total Food, Beverage & Tobacco                                        $    14,080,652
-------------------------------------------------------------------------------------------------------------
                        HEALTH CARE EQUIPMENT & SERVICES -- 5.1%
                        Health Care Facilities -- 3.1%
       800,000          CHS/Community Health Systems, Inc., 6.25%, 3/31/23                    $       770,000
       850,000          CHS/Community Health Systems, Inc., 6.875%, 2/1/22                            615,187
     7,700,000          CHS/Community Health Systems, Inc., 8.0%, 11/15/19                          7,334,250
    12,620,000          HCA, Inc., 5.375%, 2/1/25                                                  13,014,375
     6,180,000          Kindred Healthcare, Inc., 6.375%, 4/15/22                                   5,719,590
     1,795,000          RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                        5/1/23 (144A)                                                               1,884,750
       905,000          Tenet Healthcare Corp., 7.5%, 1/1/22 (144A)                                   952,513
                                                                                              ---------------
                                                                                              $    30,290,665
-------------------------------------------------------------------------------------------------------------
                        Health Care Services -- 0.6%
     2,350,000          BioScrip, Inc., 8.875%, 2/15/21                                       $     2,167,875
     2,365,000          Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                           2,175,800
     1,415,000          Universal Hospital Services, Inc., 7.625%, 8/15/20                          1,432,687
                                                                                              ---------------
                                                                                              $     5,776,362
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Managed Health Care -- 1.4%
     1,220,000          Centene Corp., 4.75%, 1/15/25                                         $     1,259,650
     1,953,000          Centene Corp., 5.625%, 2/15/21                                              2,026,237
     1,325,000          Centene Corp., 6.125%, 2/15/24                                              1,424,375
     3,465,000          Molina Healthcare, Inc., 5.375%, 11/15/22                                   3,605,333
     5,195,000          WellCare Health Plans, Inc., 5.25%, 4/1/25                                  5,467,738
                                                                                              ---------------
                                                                                              $    13,783,333
                                                                                              ---------------
                        Total Health Care Equipment & Services                                $    49,850,360
-------------------------------------------------------------------------------------------------------------
                        HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                        Personal Products -- 0.2%
     1,720,000          Revlon Consumer Products Corp., 5.75%, 2/15/21                        $     1,474,900
     1,100,000          Revlon Consumer Products Corp., 6.25%, 8/1/24                                 811,250
                                                                                              ---------------
                        Total Household & Personal Products                                   $     2,286,150
-------------------------------------------------------------------------------------------------------------
                        INSURANCE -- 2.7%
                        Reinsurance -- 2.7%
       500,000(c)       Alamo Re, Ltd., 5.944% (3 Month Treasury Bill + 481 bps),
                        6/7/18 (144A) (Cat Bond)                                              $       506,900
     1,000,000+(j)(k)   Arlington Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 8/1/18                                                             48,600
     1,000,000+(j)(k)   Berwick Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 12/31/17                                                           30,000
     1,200,000+(j)(k)   Berwick Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 2/1/18                                                             57,000
       750,000(c)       Caelus Re V, Ltd., Series D, 10.381% (3 Month Treasury
                        Bill + 925 bps), 6/5/20 (144A) (Cat Bond)                                     354,225
     4,500,000+(j)(k)   Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 12/31/17                                                           91,800
     3,600,000+(j)(k)   Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 11/30/20                                                          389,520
     1,500,000+(j)(k)   Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 11/30/21                                                        1,350,000
     1,000,000+(j)(k)   Cyprus Segregated Account (Artex SAC, Ltd.), Series 2017,
                        Variable Rate Notes, 1/10/18                                                  862,100
         3,639+(b)(j)   Eden Re II, Ltd., 4/23/19 (144A)                                               62,464
     1,000,000+(b)(j)   Eden Re II, Ltd., 3/22/21 (144A)                                              961,800
       600,000(c)       Galilei Re, Ltd., 6.375% (6 Month USD LIBOR + 525 bps),
                        1/8/20 (144A) (Cat Bond)                                                      584,820
       600,000(c)       Galilei Re, Ltd., 7.375% (6 Month USD LIBOR + 625 bps),
                        1/8/20 (144A) (Cat Bond)                                                      565,440
       600,000(c)       Galilei Re, Ltd., 7.395% (6 Month USD LIBOR + 625 bps),
                        1/8/21 (144A) (Cat Bond)                                                      552,660
       250,000(c)       Galilei Re, Ltd., 9.125% (6 Month USD LIBOR + 800 bps),
                        1/8/20 (144A) (Cat Bond)                                                      217,150
       250,000(c)       Galilei Re, Ltd., 9.145% (6 Month USD LIBOR + 800 bps),
                        1/8/21 (144A) (Cat Bond)                                                      217,650

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 29

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Reinsurance -- (continued)
     2,400,000+(j)(k)   Gleneagles Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 11/30/20                                                  $       281,280
     4,500,000+(j)(k)   Gullane Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 11/30/20                                                           98,100
     1,500,000+(j)(k)   Gullane Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 11/30/21                                                        1,470,300
     1,000,000(c)       Kilimanjaro II Re, Ltd., 11.209% (6 Month USD LIBOR +
                        1,000 bps), 4/20/21 (144A) (Cat Bond)                                         618,300
     1,000,000(c)       Kilimanjaro Re, Ltd., Series 2015-1, Class E, 7.879%
                        (3 Month Treasury Bill + 675 bps), 12/6/19 (144A)
                        (Cat Bond)                                                                  1,010,900
     1,250,000(c)       Kilimanjaro Re, Ltd., Series 2015-1, Class D, 10.379%
                        (3 Month Treasury Bill + 925 bps), 12/6/19 (144A)
                        (Cat Bond)                                                                  1,222,750
       500,000+(j)(k)   Kingsbarns Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 5/1/18                                                            463,100
       500,000+(j)(k)   Limestone Re, Ltd., Series 1, Class A Non Voting, Variable
                        Rate Notes, 8/31/21                                                           462,500
       500,000+(j)(k)   Limestone Re, Ltd., Series 1, Class A Voting, Variable
                        Rate Notes, 8/31/21                                                           462,500
     2,600,000+(j)(k)   Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/19                   145,600
       800,000+(j)(k)   Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/20                   720,720
     1,000,000+(j)(k)   Madison Re, Variable Rate Notes, 3/31/19                                       63,500
       500,000+(j)(k)   Madison Re, Variable Rate Notes, 3/31/20                                      358,150
       500,000+(j)(k)   Oakmont 2017 Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 4/1/18                                                            457,450
     4,500,000+(j)(k)   Pangaea Re Segregated Account (Artex SAC, Ltd.), Series
                        2015-1, Variable Rate Notes, 2/1/19                                            20,250
     5,800,000+(j)(k)   Pangaea Re Segregated Account (Artex SAC, Ltd.), Series
                        2015-2, Variable Rate Notes, 7/1/19                                            60,320
     4,200,000+(j)(k)   Pangaea Re Segregated Account (Artex SAC, Ltd.), Series
                        2016-1, Variable Rate Notes, 2/1/20                                           277,620
     2,000,000+(j)(k)   Pangaea Re Segregated Account (Artex SAC, Ltd.), Series
                        2016-2, Variable Rate Notes, 11/30/20                                         131,600
     1,100,000+(j)(k)   Pangaea Re Segregated Account (Artex SAC, Ltd.), Series
                        2017-1, Variable Rate Notes, 2/1/21                                           923,120
       450,000+(j)(k)   Pinehurst Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 1/16/18                                                           445,725
       750,000+(j)(k)   Portrush 2017 Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 6/15/18                                                           701,175

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Reinsurance -- (continued)
     1,500,000+(j)(k)   Prestwick Segregated Account (Artex SAC Ltd.), Variable
                        Rate Notes, 12/31/17                                                  $        25,500
       500,000(c)       Residential Reinsurance 2016, Ltd., 12/6/17
                        (144A) (Cat Bond)                                                             496,850
     1,000,000(c)       Residential Reinsurance 2016, Ltd., 6.501%
                        (3 Month Treasury Bill + 537 bps), 12/6/20
                        (144A) (Cat Bond)                                                             990,100
       750,000+(j)(k)   Resilience Re, Ltd., Variable Rate Notes
                        (3 Month Treasury Bill + 450 bps), 1/8/19 (144A)                              750,000
       800,000+(j)(k)   Resilience Re, Ltd., Variable Rate Notes, 4/6/18                              695,040
         7,345+(j)(k)   Sector Re V, Ltd. (Swiss Re), Series 5, Class C, Variable
                        Rate Notes, 12/1/20 (144A)                                                     45,878
     2,700,000+(j)(k)   Silverton Re, Ltd., Variable Rate Notes, 9/17/18 (144A)                        75,600
     3,000,000+(j)(k)   St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 12/31/17                                                           59,100
     2,450,000+(j)(k)   St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 2/1/18                                                            344,470
     1,000,000+(j)(k)   St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 2/1/19                                                          1,035,900
       868,992+(j)(k)   St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                        Rate Notes, 6/1/19                                                            893,063
     1,000,000+(j)(k)   Sunningdale 2017 Segregated Account (Artex SAC, Ltd.),
                        Variable Rate Notes, 1/16/18                                                  981,500
       500,000(c)       Ursa Re, Ltd., 4.0% (ZERO + 400 bps), 12/10/19
                        (144A) (Cat Bond)                                                             504,750
       800,000(c)       Ursa Re, Ltd., 6.0% (ZERO + 600 bps), 5/27/20
                        (144A) (Cat Bond)                                                             805,200
     4,000,000+(j)(k)   Versutus, Ltd. (MMC Securities), Series 2016-A, Variable
                        Rate Notes, 11/30/20                                                          170,400
     1,100,000+(j)(k)   Versutus, Ltd. (MMC Securities), Series 2017-A, Variable
                        Rate Notes, 11/30/21                                                        1,077,230
       400,000+(j)(k)   Wentworth 2017, Variable Rate Notes, 7/13/18                                  368,560
                                                                                              ---------------
                        Total Insurance                                                       $    26,566,230
-------------------------------------------------------------------------------------------------------------
                        MATERIALS -- 5.8%
                        Commodity Chemicals -- 0.5%
     2,830,000          CF Industries, Inc., 3.45%, 6/1/23                                    $     2,794,625
     1,220,000          Hexion, Inc., 6.625%, 4/15/20                                               1,085,800
     1,050,000          Valvoline, Inc., 4.375%, 8/15/25 (144A)                                     1,060,500
                                                                                              ---------------
                                                                                              $     4,940,925
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 31

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Construction Materials -- 0.3%
     2,550,000          Beacon Escrow Corp., 4.875%, 11/1/25 (144A)                           $     2,581,110
-------------------------------------------------------------------------------------------------------------
                        Diversified Chemicals -- 0.1%
       540,000          Alpha 3 BV / Alpha US Bidco, Inc., 6.25%, 2/1/25 (144A)               $       553,500
       942,000          Avantor, Inc., 6.0%, 10/1/24 (144A)                                           960,840
                                                                                              ---------------
                                                                                              $     1,514,340
-------------------------------------------------------------------------------------------------------------
                        Diversified Metals & Mining -- 0.5%
     2,475,000          Freeport-McMoRan, Inc., 3.55%, 3/1/22                                 $     2,450,250
       975,000          Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                               1,074,937
     1,307,000          Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                        1,349,478
                                                                                              ---------------
                                                                                              $     4,874,665
-------------------------------------------------------------------------------------------------------------
                        Gold -- 0.2%
     1,835,000          Kinross Gold Corp., 4.5%, 7/15/27 (144A)                              $     1,857,938
-------------------------------------------------------------------------------------------------------------
                        Metal & Glass Containers -- 2.5%
EUR    950,000(i)       ARD Finance SA, 6.625% (7.375% PIK 0.0% cash), 9/15/23                $     1,189,324
       950,000(i)       ARD Finance SA, 7.125% (7.875% PIK 0.0% cash), 9/15/23                      1,011,750
     2,160,000          Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc.,
                        6.0%, 2/15/25 (144A)                                                        2,292,300
     4,901,000          Ball Corp., 5.25%, 7/1/25                                                   5,384,974
     9,120,000          Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                              10,716,000
     1,060,000          Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                            1,080,988
     2,790,000          Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                        Reynolds Group Issuer Lu, 7.0%, 7/15/24 (144A)                              2,978,325
                                                                                              ---------------
                                                                                              $    24,653,661
-------------------------------------------------------------------------------------------------------------
                        Silver -- 0.3%
     2,550,000          Coeur Mining, Inc., 5.875%, 6/1/24                                    $     2,550,000
-------------------------------------------------------------------------------------------------------------
                        Specialty Chemicals -- 0.5%
     4,330,000          Kraton Polymers LLC / Kraton Polymers Capital Corp.,
                        7.0%, 4/15/25 (144A)                                                  $     4,676,400
-------------------------------------------------------------------------------------------------------------
                        Steel -- 0.9%
     1,970,000          AK Steel Corp., 6.375%, 10/15/25                                      $     1,940,450
     1,640,000          Big River Steel LLC / BRS Finance Corp., 7.25%,
                        9/1/25 (144A)                                                               1,758,900
     1,230,000          Commercial Metals Co., 5.375%, 7/15/27                                      1,269,975
     1,060,000          SunCoke Energy Partners LP / SunCoke Energy Partners
                        Finance Corp., 7.5%, 6/15/25 (144A)                                         1,110,350
     1,287,000          United States Steel Corp., 6.875%, 8/15/25                                  1,305,501
     1,550,000          Warrior Met Coal, Inc., 8.0%, 11/1/24 (144A)                                1,588,052
                                                                                              ---------------
                                                                                              $     8,973,228
                                                                                              ---------------
                        Total Materials                                                       $    56,622,267
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        MEDIA -- 6.2%
                        Advertising -- 0.2%
     2,320,000          MDC Partners, Inc., 6.5%, 5/1/24 (144A)                               $     2,366,400
-------------------------------------------------------------------------------------------------------------
                        Broadcasting -- 2.1%
     2,290,000          CCO Holdings LLC / CCO Holdings Capital Corp., 5.0%,
                        2/1/28 (144A)                                                         $     2,272,825
     4,919,000          Gray Television, Inc., 5.875%, 7/15/26 (144A)                               5,041,975
     2,693,000          Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (144A)                           2,760,325
     3,671,000          Sinclair Television Group, Inc., 5.125%, 2/15/27 (144A)                     3,492,039
     6,170,000          TEGNA, Inc., 6.375%, 10/15/23                                               6,547,912
                                                                                              ---------------
                                                                                              $    20,115,076
-------------------------------------------------------------------------------------------------------------
                        Cable & Satellite -- 2.8%
     6,925,000          CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%,
                        2/15/26 (144A)                                                        $     7,240,088
     2,005,000          CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                      2,065,150
     1,670,000          CSC Holdings LLC, 6.625%, 10/15/25 (144A)                                   1,830,320
     3,370,000          DISH DBS Corp., 5.875%, 7/15/22                                             3,388,973
     2,945,000          Sirius XM Radio, Inc., 5.0%, 8/1/27 (144A)                                  2,970,769
     2,195,000          Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                               2,312,981
     7,076,000          Videotron, Ltd., 5.375%, 6/15/24 (144A)                               $     7,642,080
                                                                                              ---------------
                                                                                              $    27,450,361
-------------------------------------------------------------------------------------------------------------
                        Movies & Entertainment -- 1.1%
     1,600,000          AMC Entertainment Holdings, Inc., 6.125%, 5/15/27                     $     1,584,000
     5,749,000          Netflix, Inc., 4.375%, 11/15/26 (144A)                                      5,637,613
     2,895,000          Regal Entertainment Group, 5.75%, 2/1/25                                    2,952,900
                                                                                              ---------------
                                                                                              $    10,174,513
                                                                                              ---------------
                        Total Media                                                           $    60,106,350
-------------------------------------------------------------------------------------------------------------
                        PHARMACEUTICALS, BIOTECHNOLOGY &
                        LIFE SCIENCES -- 2.4%
                        Pharmaceuticals -- 2.4%
     1,880,000          Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.0%,
                        2/1/25 (144A)                                                         $     1,494,600
     2,601,000          Endo Finance LLC, 5.75%, 1/15/22 (144A)                                     2,275,875
     1,230,000          Horizon Pharma, Inc., 6.625%, 5/1/23                                        1,211,550
       370,000          Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.75%,
                        11/1/24 (144A)                                                                387,575
     1,470,000          Valeant Pharmaceuticals International, Inc., 5.5%,
                        11/1/25 (144A)                                                              1,503,075
    16,483,000          Valeant Pharmaceuticals International, Inc., 5.875%,
                        5/15/23 (144A)                                                             13,928,135
       935,000          Valeant Pharmaceuticals International, Inc., 6.5%,
                        3/15/22 (144A)                                                                991,100
     1,250,000          Valeant Pharmaceuticals International, Inc., 7.0%,
                        3/15/24 (144A)                                                              1,353,125

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 33

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Pharmaceuticals -- (continued)
       575,000          West Street Merger Sub, Inc., 6.375%, 9/1/25 (144A)                   $       582,906
                                                                                              ---------------
                        Total Pharmaceuticals, Biotechnology & Life Sciences                  $    23,727,941
-------------------------------------------------------------------------------------------------------------
                        REAL ESTATE -- 1.5%
                        Diversified REIT -- 0.5%
     2,407,152(i)       AAF Holdings LLC / AAF Finance Co., 12.0% (12.75%
                        PIK 12.0% cash), 7/1/19 (144A)                                        $     2,527,509
     2,100,000          MPT Operating Partnership LP / MPT Finance Corp.,
                        5.0%, 10/15/27                                                              2,157,750
                                                                                              ---------------
                                                                                              $     4,685,259
-------------------------------------------------------------------------------------------------------------
                        Residential REIT -- 0.2%
     1,480,000          Kennedy-Wilson, Inc., 5.875%, 4/1/24                                  $     1,535,500
-------------------------------------------------------------------------------------------------------------
                        Specialized REIT -- 0.2%
     2,075,000          Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC,
                        6.0%, 4/15/23 (144A)                                                  $     2,077,594
     6,000,000          Iron Mountain, Inc., 4.875%, 9/15/27 (144A)                                 6,076,860
                                                                                              ---------------
                                                                                              $     8,154,454
                                                                                              ---------------
                        Total Real Estate                                                     $    14,375,213
-------------------------------------------------------------------------------------------------------------
                        RETAILING -- 0.9%
                        Automotive Retail -- 0.4%
     2,900,000          Asbury Automotive Group, Inc., 6.0%, 12/15/24                         $     3,059,500
       636,000          Penske Automotive Group, Inc., 3.75%, 8/15/20                                 648,720
                                                                                              ---------------
                                                                                              $     3,708,220
-------------------------------------------------------------------------------------------------------------
                        Specialty Stores -- 0.5%
     2,710,000          PetSmart, Inc., 7.125%, 3/15/23 (144A)                                $     2,066,375
     3,285,000          PetSmart, Inc., 8.875%, 6/1/25 (144A)                                       2,586,938
                                                                                              ---------------
                                                                                              $     4,653,313
                                                                                              ---------------
                        Total Retailing                                                       $     8,361,533
-------------------------------------------------------------------------------------------------------------
                        SEMICONDUCTORS & SEMICONDUCTOR
                        EQUIPMENT -- 0.7%
                        Semiconductor Equipment -- 0.5%
     4,225,000          Entegris, Inc., 6.0%, 4/1/22 (144A)                                   $     4,415,125
-------------------------------------------------------------------------------------------------------------
                        Semiconductors -- 0.2%
     1,960,000          Micron Technology, Inc., 5.25%, 8/1/23 (144A)                         $     2,051,336
                                                                                              ---------------
                        Total Semiconductors & Semiconductor Equipment                        $     6,466,461
-------------------------------------------------------------------------------------------------------------
                        SOFTWARE & SERVICES -- 2.5%
                        Application Software -- 0.2%
     2,245,000          Open Text Corp., 5.875%, 6/1/26 (144A)                                $     2,433,019
-------------------------------------------------------------------------------------------------------------
                        Data Processing & Outsourced Services -- 1.2%
     2,848,000          Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)                   $     2,947,680
     2,750,000          First Data Corp., 5.0%, 1/15/24 (144A)                                      2,856,562

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Data Processing & Outsourced Services -- (continued)
     3,350,000          First Data Corp., 5.75%, 1/15/24 (144A)                               $     3,504,937
     1,830,000          First Data Corp., 7.0%, 12/1/23 (144A)                                      1,958,137
                                                                                              ---------------
                                                                                              $    11,267,316
-------------------------------------------------------------------------------------------------------------
                        Internet Software & Services -- 0.3%
     3,225,000          Cimpress NV, 7.0%, 4/1/22 (144A)                                      $     3,358,031
-------------------------------------------------------------------------------------------------------------
                        IT Consulting & Other Services -- 0.8%
     1,310,000          Change Healthcare Holdings LLC / Change Healthcare
                        Finance, Inc., 5.75%, 3/1/25 (144A)                                   $     1,339,475
     1,645,000          Dell International LLC / EMC Corp., 5.875%,
                        6/15/21 (144A)                                                              1,722,772
       655,000          j2 Cloud Services LLC / j2 Global Co-Obligor, Inc.,
                        6.0%, 7/15/25 (144A)                                                          689,388
     3,690,000          Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                            3,886,031
                                                                                              ---------------
                                                                                              $     7,637,666
                                                                                              ---------------
                        Total Software & Services                                             $    24,696,032
-------------------------------------------------------------------------------------------------------------
                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                        Communications Equipment -- 0.4%
     3,563,000          Avaya, Inc., 7.0%, 4/1/19 (144A)                                      $     2,992,920
     1,510,000          CommScope Technologies LLC, 5.0%, 3/15/27 (144A)                            1,470,363
                                                                                              ---------------
                                                                                              $     4,463,283
-------------------------------------------------------------------------------------------------------------
                        Computer Hardware Storage & Peripherals -- 0.4%
     3,560,000          Diebold Nixdorf, Inc., 8.5%, 4/15/24                                  $     3,742,450
-------------------------------------------------------------------------------------------------------------
                        Electronic Manufacturing Services -- 0.1%
       695,000          TTM Technologies, Inc., 5.625%, 10/1/25 (144A)                        $       708,900
                                                                                              ---------------
                        Total Technology Hardware & Equipment                                 $     8,914,633
-------------------------------------------------------------------------------------------------------------
                        TELECOMMUNICATION SERVICES -- 6.0%
                        Integrated Telecommunication Services -- 2.7%
     1,840,000          Altice Financing SA, 6.625%, 2/15/23 (144A)                           $     1,939,544
     1,375,000          Altice US Finance I Corp., 5.375%, 7/15/23 (144A)                           1,433,437
     1,055,000          Altice US Finance I Corp., 5.5%, 5/15/26 (144A)                             1,097,200
     1,550,000          CB Escrow Corp., 8.0%, 10/15/25 (144A)                                      1,600,375
     1,996,000          CenturyLink, Inc., 5.8%, 3/15/22                                            2,025,940
     3,300,000          CenturyLink, Inc., 6.45%, 6/15/21                                           3,481,863
     3,696,000          Frontier Communications Corp., 8.5%, 4/15/20                                3,654,420
     2,500,000          Frontier Communications Corp., 8.75%, 4/15/22                               2,059,375
     1,575,000          SFR Group SA, 6.0%, 5/15/22 (144A)                                          1,641,937
     3,990,000          Windstream Corp., 7.5%, 6/1/22                                              2,972,550
     2,975,000          Windstream Services LLC, 6.375%, 8/1/23                                     2,164,313
     1,825,000          Windstream Services LLC, 7.75%, 10/15/20                                    1,633,375
                                                                                              ---------------
                                                                                              $    25,704,329
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Yield Fund | Annual Report | 10/31/17 35

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Wireless Telecommunication Services -- 3.3%
    18,573,000          Sprint Corp., 7.25%, 9/15/21                                          $    20,244,570
     3,445,000          T-Mobile USA, Inc., 5.125%, 4/15/25                                         3,607,604
       700,000          T-Mobile USA, Inc., 6.0%, 4/15/24                                             749,000
       860,000          T-Mobile USA, Inc., 6.5%, 1/15/26                                             951,478
     3,350,000          WCP Issuer LLC, 6.657%, 8/15/20 (144A)                                      3,469,198
     3,165,000          Wind Tre SpA, 5.0%, 1/20/26 (144A)                                          3,185,535
                                                                                              ---------------
                                                                                              $    32,207,385
                                                                                              ---------------
                        Total Telecommunication Services                                      $    57,911,714
-------------------------------------------------------------------------------------------------------------
                        TRANSPORTATION -- 1.0%
                        Airlines -- 0.7%
     1,920,000          Air Canada 2015-1 Class C Pass Through Trust, 5.0%,
                        3/15/20 (144A)                                                        $     1,963,200
     1,060,000          DAE Funding LLC, 4.5%, 8/1/22 (144A)                                        1,074,575
     3,475,000          Intrepid Aviation Group Holdings LLC / Intrepid Finance Co.,
                        6.875%, 2/15/19 (144A)                                                      3,431,562
                                                                                              ---------------
                                                                                              $     6,469,337
-------------------------------------------------------------------------------------------------------------
                        Trucking -- 0.3%
     3,500,000          syncreon Group BV / syncreon Global Finance US, Inc.,
                        8.625%, 11/1/21 (144A)                                                $     2,887,500
                                                                                              ---------------
                        Total Transportation                                                  $     9,356,837
-------------------------------------------------------------------------------------------------------------
                        UTILITIES -- 3.5%
                        Electric Utilities -- 0.2%
       723,000          AES Corp., 5.125%, 9/1/27                                             $       742,159
       600,000          NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (144A)                   606,000
       223,000          Talen Energy Supply LLC, 4.625%, 7/15/19 (144A)                               225,788
                                                                                              ---------------
                                                                                              $     1,573,947
-------------------------------------------------------------------------------------------------------------
                        Gas Utilities -- 1.2%
       925,000          AmeriGas Partners LP / AmeriGas Finance Corp.,
                        5.5%, 5/20/25                                                         $       945,812
     1,065,000          DCP Midstream Operating LP, 2.7%, 4/1/19                                    1,058,344
     1,785,000          DCP Midstream Operating LP, 3.875%, 3/15/23                                 1,771,612
     3,400,000          DCP Midstream Operating LP, 5.6%, 4/1/44                                    3,247,000
     3,585,000          Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22                    3,396,788
     1,550,000          Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23                    1,441,500
                                                                                              ---------------
                                                                                              $    11,861,056
-------------------------------------------------------------------------------------------------------------
                        Independent Power Producers & Energy Traders -- 2.1%
     1,650,000          AES Corp., 5.5%, 3/15/24                                              $     1,724,250
     6,267,000          Calpine Corp., 5.75%, 1/15/25                                               5,953,650
     3,002,000          Dynegy, Inc., 8.0%, 1/15/25 (144A)                                          3,279,685
     1,810,300          Dynegy, Inc., 8.125%, 1/30/26 (144A)                                        2,009,433
       350,000          NRG Energy, Inc., 6.25%, 7/15/22                                              367,500
     1,669,000          NRG Energy, Inc., 6.25%, 5/1/24                                             1,773,312

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        Independent Power Producers & Energy Traders -- (continued)
     2,694,000          NRG Energy, Inc., 6.625%, 1/15/27                                     $     2,869,110
       710,000          NRG Energy, Inc., 7.25%, 5/15/26                                              769,463
       354,340          NSG Holdings LLC / NSG Holdings, Inc., 7.75%,
                        12/15/25 (144A)                                                               384,902
     1,235,000(a)       TerraForm Power Operating LLC, 6.375%, 2/1/23 (144A)                        1,293,663
                                                                                              ---------------
                                                                                              $    20,424,968
                                                                                              ---------------
                        Total Utilities                                                       $    33,859,971
-------------------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS                                                 $   691,072,332
-------------------------------------------------------------------------------------------------------------
                        (Cost $668,229,464)
                        U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                        4% of Net Assets
    11,705,000(b)       U.S. Treasury Bill, 11/2/17                                           $    11,704,702
     7,300,000(b)       U.S. Treasury Bill, 11/9/17                                                 7,298,481
     7,305,000(b)       U.S. Treasury Bill, 11/24/17                                                7,300,461
    13,000,000          U.S. Treasury Floating Rate Note, 1.323% (3 Month Treasury
                        Yield + 19 bps), 4/30/18                                                   13,014,709
                                                                                              ---------------
                                                                                              $    39,318,353
-------------------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                        (Cost $39,703,922)                                                    $    39,318,353
-------------------------------------------------------------------------------------------------------------
                        SENIOR SECURED FLOATING RATE LOAN INTERESTS --
                        5.2% of Net Assets*(c)
                        AUTOMOBILES & COMPONENTS -- 0.9%
                        Auto Parts & Equipment -- 0.9%
         4,116          Allison Transmission, Inc., Term Loan B-3, 3.25% (LIBOR +
                        200 bps), 9/23/22                                                     $         4,145
     1,548,090          TI Group Automotive Systems LLC, Initial US Term Loan,
                        3.992% (LIBOR + 275 bps), 6/30/22                                           1,555,347
     6,821,338          Tower Automotive Holdings USA LLC, Initial Term Loan, 4.0%
                        (LIBOR + 275 bps), 3/7/24                                                   6,863,971
                                                                                              ---------------
                        Total Automobiles & Components                                        $     8,423,463
-------------------------------------------------------------------------------------------------------------
                        CAPITAL GOODS -- 0.3%
                        Building Products -- 0.3%
     2,382,828          Builders FirstSource, Inc., Refinancing Term Loan, 4.333%
                        (LIBOR + 300 bps), 2/29/24                                            $     2,394,742
                                                                                              ---------------
                        Total Capital Goods                                                   $     2,394,742
-------------------------------------------------------------------------------------------------------------
                        COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                        Diversified Support Services -- 0.0%+
       410,336          IAP Worldwide Services, Inc., Second Lien Term Loan,
                        8.0% (LIBOR + 650 bps), 7/18/19                                       $       409,310
-------------------------------------------------------------------------------------------------------------
                        Environmental & Facilities Services -- 0.1%
       601,932          WCA Waste Systems, Inc., Initial Term Loan, 3.989%
                        (LIBOR + 275 bps), 8/11/23                                            $       603,719
                                                                                              ---------------
                        Total Commercial Services & Supplies                                  $     1,013,029
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 37

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        ENERGY -- 0.3%
                        Oil & Gas Drilling -- 0.3%
     3,210,000          Gavilan Resources LLC, Second Lien Initial Term Loan,
                        7.238% (LIBOR + 600 bps), 3/1/24                                      $     3,129,750
                                                                                              ---------------
                        Total Energy                                                          $     3,129,750
-------------------------------------------------------------------------------------------------------------
                        HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                        Health Care Services -- 0.4%
     1,100,000          Alliance HealthCare Services, Inc., First Lien Initial Term
                        Loan, 5.88% (LIBOR + 450 bps), 10/24/23                               $     1,104,125
       699,197          Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC),
                        Term Loan, 6.833% (LIBOR + 550 bps), 8/4/21                                   702,693
     2,499,350          National Mentor Holdings, Inc., Tranche B Term Loan,
                        4.333% (LIBOR + 300 bps), 1/31/21                                           2,524,734
                                                                                              ---------------
                                                                                              $     4,331,552
-------------------------------------------------------------------------------------------------------------
                        Health Care Supplies -- 0.2%
     1,830,413          Kinetic Concepts, Inc., Dollar Term Loan, 4.583%
                        (LIBOR + 325 bps), 2/2/24                                             $     1,830,793
-------------------------------------------------------------------------------------------------------------
                        Managed Health Care -- 0.1%
       564,506(h)       MMM Holdings, Inc., MMM Term Loan, 10.25%
                        (LIBOR + 875 bps), 6/30/19                                            $       553,215
       410,392(h)       MSO of Puerto Rico, Inc., MSO Term Loan, 10.25%
                        (LIBOR + 875 bps), 6/30/19                                                    402,185
                                                                                              ---------------
                                                                                              $       955,400
                                                                                              ---------------
                        Total Health Care Equipment & Services                                $     7,117,745
-------------------------------------------------------------------------------------------------------------
                        HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                        Personal Products -- 0.4%
     3,944,147          Alliant Holdings Intermediate LLC, Initial Term Loan,
                        4.742% (LIBOR + 350 bps), 9/7/23                                      $     3,419,082
                                                                                              ---------------
                        Total Household & Personal Products                                   $     3,419,082
-------------------------------------------------------------------------------------------------------------
                        INSURANCE -- 0.0%+
                        Multi-Line Insurance -- 0.0%+
       361,372          Alliant Holdings I LLC, Term Loan B, 4.49% (LIBOR +
                        325 bps), 8/12/22                                                     $       364,309
                                                                                              ---------------
                        Total Insurance                                                       $       364,309
-------------------------------------------------------------------------------------------------------------
                        MATERIALS -- 0.5%
                        Specialty Chemicals -- 0.1%
     1,060,156          Axalta Coating Systems Dutch Holding B BV (Axalta Coating
                        Systems US Holdings, Inc.), Term B-2 Dollar Loan, 3.333%
                        (LIBOR + 200 bps), 6/1/24                                             $     1,067,224
-------------------------------------------------------------------------------------------------------------
                        Steel -- 0.4%
     3,407,004          Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), Term
                        Loan, 4.073% (LIBOR + 275 bps), 6/14/21                               $     3,429,515
                                                                                              ---------------
                        Total Materials                                                       $     4,496,739
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                       Value
-------------------------------------------------------------------------------------------------------------
                        MEDIA -- 0.1%
                        Broadcasting -- 0.1%
     1,373,038          Univision Communications, Inc., 2017 Replacement Repriced
                        First Lien Term Loan, 3.992% (LIBOR + 275 bps), 3/15/24               $     1,368,201
                                                                                              ---------------
                        Total Media                                                           $     1,368,201
-------------------------------------------------------------------------------------------------------------
                        RETAILING -- 0.5%
                        Automotive Retail -- 0.5%
     4,296,746          CWGS Group LLC, Term Loan, 4.238% (LIBOR +
                        300-375 bps), 11/8/23                                                 $     4,340,607
                                                                                              ---------------
                        Total Retailing                                                       $     4,340,607
-------------------------------------------------------------------------------------------------------------
                        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.3%
                        Semiconductors -- 0.3%
     2,911,557          ON Semiconductor Corp., 2017 New Replacement Term
                        Loan, 3.492% (LIBOR + 225 bps), 3/31/23                               $     2,927,783
                                                                                              ---------------
                        Total Semiconductors & Semiconductor Equipment                        $     2,927,783
-------------------------------------------------------------------------------------------------------------
                        TELECOMMUNICATION SERVICES -- 1.0%
                        Integrated Telecommunication Services -- 0.5%
     5,000,000          Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                        3.489% (LIBOR + 225 bps), 2/22/24                                     $     5,019,645
-------------------------------------------------------------------------------------------------------------
                        Wireless Telecommunication Services -- 0.5%
     5,100,408          Virgin Media Bristol LLC, Facility I, 3.989% (LIBOR +
                        275 bps), 1/31/25                                                     $     5,125,513
                                                                                              ---------------
                        Total Telecommunication Services                                      $    10,145,158
-------------------------------------------------------------------------------------------------------------
                        UTILITIES -- 0.1%
                        Electric Utilities -- 0.1%
       222,010          Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                        Initial Term C Loan, 4.084% (LIBOR + 275 bps), 8/4/23                 $       222,981
       966,129          Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                        Initial Term Loan, 4.011% (LIBOR + 275 bps), 8/4/23                           970,356
                                                                                              ---------------
                        Total Utilities                                                       $     1,193,337
-------------------------------------------------------------------------------------------------------------
                        TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                        (Cost $50,227,243)                                                    $    50,333,945
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                        RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                        ENERGY -- 0.0%+
                        Coal & Consumable Fuels -- 0.0%+
           921(d)       Contura Energy, Inc.                                                  $        21,183
-------------------------------------------------------------------------------------------------------------
                        Oil & Gas Exploration & Production -- 0.0%+
     4,728,525(d)       ANR, Inc.                                                             $        37,828
         2,136(d)(e)    BioScrip, Inc.                                                                  1,175
         2,136(d)(e)    BioScrip, Inc.                                                                  1,474

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 39

-------------------------------------------------------------------------------------------------------------
Shares                                                                                        Value
-------------------------------------------------------------------------------------------------------------
                        Oil & Gas Exploration & Production -- (continued)
         7,060(d)       Midstates Petroleum Co., Inc.                                         $            --
                                                                                              ---------------
                                                                                              $        40,477
                                                                                              ---------------
                        Total Energy                                                          $        61,660
-------------------------------------------------------------------------------------------------------------
                        TOTAL RIGHTS/WARRANTS
                        (Cost $598,118)                                                       $        61,660
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-------------------------------------------------------------------------------------------------------------
                        TEMPORARY CASH INVESTMENTS -- 1.3% of Net Assets
                        COMMERCIAL PAPER -- 0.3%
     2,355,000          Natixis NY, 1.08%, 11/1/17                                            $     2,354,923
-------------------------------------------------------------------------------------------------------------
                        REPURCHASE AGREEMENTS -- 1.0%
     3,560,000          $3,560,000 ScotiaBank, 1.05%, dated 10/31/17
                        plus accrued interest on 11/1/17 collateralized
                        by the following:
                        $2,186,632 Federal National Mortgage Association,
                        3.5% -- 4.0%, 7/1/34 -- 9/1/47 $1,444,674
                        Government National Mortgage Association,
                        3.0% -- 3.5%, 7/20/46 -- 3/20/47.                                     $     3,560,000
     2,185,000          $2,185,000 TD Securities USA LLC, 1.03%, dated
                        10/31/17 plus accrued interest on 11/1/17
                        collateralized by the following:
                        $2,228,743 U.S. Treasury Notes, 1.875% -- 3.375%,
                        7/31/22 -- 4/15/32.                                                         2,185,000
     2,185,000          $2,185,000 TD Securities USA LLC, 1.05%, dated
                        10/31/17 plus accrued interest on 11/1/17
                        collateralized by the following:
                        $2,228,743 U.S. Treasury Notes, 1.875% -- 3.375%,
                        7/31/22 -- 4/15/32.                                                         2,185,000
     1,795,000          $1,795,000 RBC Capital Markets LLC, 1.03%, dated
                        10/31/17 plus accrued interest on 11/1/17
                        collateralized by the following:
                        $1,469 Federal Home Loan Mortgage Corp., 3.5%,
                        11/1/47 $161,976 Federal National Mortgage Association,
                        3.17% -- 4.0%, 6/1/29 -- 6/1/47 $1,667,456 Government
                        National Mortgage Association, 3.5%, 9/20/47.                               1,795,000
                                                                                              ---------------
                                                                                              $     9,725,000
-------------------------------------------------------------------------------------------------------------
                        TOTAL TEMPORARY CASH INVESTMENTS
                        (Cost $12,080,000)                                                    $    12,079,923
-------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.7%
                        (Cost -- $925,327,836)                                                $   959,233,483
-------------------------------------------------------------------------------------------------------------
                        OTHER ASSETS AND LIABILITIES -- 1.3%                                  $    12,720,416
-------------------------------------------------------------------------------------------------------------
                        NET ASSETS -- 100.0%                                                  $   971,953,899
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Annual Report | 10/31/17

BPS          Basis Point.

LIBOR        London Interbank Offered Rate.

ZERO         Zero Constant Index.

REIT         Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2017, the value of these securities amounted to $338,439,291, or 34.8% of net assets.

(Cat Bond)   Catastrophe or event-linked bond. At October 31, 2017, the value of these securities amounted to $8,647,695, or 0.9% of net assets.
             See Notes to Financial Statements -- Note 1G.

+            Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2017.

+ Securities that used significant unobservable inputs to determine their value.

(a) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2017.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

(c) Floating rate note. Coupon rate, reference index and spread shown at October 31, 2017.

(d)          Non-income producing.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(f)          Security is perpetual in nature and has no stated maturity date.

(g) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at October 31, 2017.

(h)          Security is in default.

(i) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(j) Structured reinsurance investment. At October 31, 2017, the value of these securities amounted to $17,918,535, or 1.8% of net assets. See Notes to Financial Statements -- Note 1G.

(k)          Rate to be determined.

FUTURES CONTRACTS
INDEX FUTURES CONTRACTS

-------------------------------------------------------------------------------------------------------------
Number of
Contracts                      Expiration      Notional              Market                  Unrealized
(Short)     Description        Date            Amount                Value                   (Depreciation)
-------------------------------------------------------------------------------------------------------------
(211)       S&P 500 EMINI      12/15/2017      $25,962,495           $27,142,513             $(1,180,018)
-------------------------------------------------------------------------------------------------------------
      TOTAL FUTURES CONTRACT                   $25,962,495           $27,142,513             $(1,180,018)
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 41

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION

--------------------------------------------------------------------------------------------------------------
                 Obligation                     Annual
Notional         Reference/        Pay/         Fixed      Expiration   Premiums     Unrealized    Market
Amount ($)(1)    Index             Receive(2)   Rate       Date         Paid         Appreciation  Value
--------------------------------------------------------------------------------------------------------------
 22,442,345      Markit CDX        Pay          5.00%      12/20/19     $1,507,241   $ 71,691      $1,578,932
                 North America
                 High Yield
                 Index Series 23
  5,858,800      Markit CDX        Pay          5.00%      12/20/20        135,338    331,552         466,890
                 North America
                 High Yield Index
                 Series 25
--------------------------------------------------------------------------------------------------------------
                                                                        $1,642,579   $403,243      $2,045,822
==============================================================================================================

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION
OVER THE COUNTER (OTC)

---------------------------------------------------------------------------------------------------------------------------
                                    Obligation              Annual
Notional                            Reference/   Pay/       Fixed   Expiration   Premiums        Unrealized    Market
Amount ($)(1)  Counterparty         Index        Receive(2) Rate    Date         (Received)      Appreciation  Value
---------------------------------------------------------------------------------------------------------------------------
      690,000  Goldman Sachs        Chesapeake   Pay        5.00%    6/20/22      $  (77,625)     $ 41,601      $  (36,024)
               International Bank   Energy Corp.
      415,000  Goldman Sachs        Chesapeake   Pay        5.00%    6/20/22         (50,837)       29,171         (21,666)
               International Bank   Energy Corp.
      655,000  Goldman Sachs        Chesapeake   Pay        5.00%    6/20/22         (80,238)       46,040         (34,198)
               International Bank   Energy Corp.
---------------------------------------------------------------------------------------------------------------------------
                                                                                  $ (208,700)     $116,812      $  (91,888)
===========================================================================================================================
 TOTAL SWAP CONTRACTS                                                             $1,433,879      $520,055      $1,953,934
===========================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)    Pays Quarterly

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR - Euro

At October 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $927,954,017 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
            there is an excess of value over tax cost                                    $ 60,231,784
         Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                       (28,178,402)
                                                                                         ------------
         Net unrealized appreciation                                                     $ 32,053,382
                                                                                         ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2017 were as follows:

---------------------------------------------------------------------------------------------------------
                                                             Purchases                      Sales
---------------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                    $         --                   $ 16,852,543
Other Long-Term Securities                                   $387,292,969                   $548,314,342

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Annual Report | 10/31/17

The Fund is permitted to engage in purchase and sale transactions (cross trades) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the year ended October 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $5,956,469 and $26,123,642, respectively resulting in a loss of $(331,552).

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments.

--------------------------------------------------------------------------------------------------------
                                   Level 1          Level 2               Level 3          Total
--------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds        $         --     $  90,545,260         $         --     $  90,545,260
Preferred Stocks                      2,569,410                --                   --         2,569,410
Convertible Preferred Stocks
  Health Care Equipment &
     Services
        Health Care Services                 --                --               68,774            68,774
  Other Convertible
     Preferred Stocks                13,927,468                --                   --        13,927,468
Common Stocks
  Capital Goods
     Industrial Machinery                    --                --                  737               737
  Energy
     Oil & Gas Exploration &
        Production                       24,860                --            1,497,918         1,522,778
     Transportation
        Air Freight & Logistics              --         2,924,954                   --         2,924,954
  All Other Common Stocks            34,313,046                --                   --        34,313,046
Asset Backed Securities                      --         1,751,413                   --         1,751,413
Collateralized Mortgage
  Obligations                                --        18,743,430                   --        18,743,430
Corporate Bonds
  Insurance
     Reinsurance                             --         8,647,695           17,918,535        26,566,230
  All Other Corporate Bonds                  --       664,506,102                   --       664,506,102
U.S. Government and
  Agency Obligations                         --        39,318,353                   --        39,318,353
Senior Secured Floating
  Rate Loan Interests                        --        50,333,945                   --        50,333,945
Rights/Warrants
  Energy
     Coal & Consumable Fuels                 --            21,183                   --            21,183
     Oil & Gas Exploration &
        Production                           --            37,828                2,649            40,477
Commercial Paper                             --         2,354,923                   --         2,354,923
Repurchase Agreements                        --         9,725,000                   --         9,725,000
--------------------------------------------------------------------------------------------------------
Total Investments in Securities    $ 50,834,784     $ 888,910,086         $ 19,488,613     $ 959,233,483
========================================================================================================

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 43

-------------------------------------------------------------------------------------------------------
                                  Level 1             Level 2           Level 3           Total
-------------------------------------------------------------------------------------------------------
Other Financial Instruments
Unrealized depreciation
  on futures contracts            $ (1,180,018)       $         --      $     --          $ (1,180,018)
Swap contracts, at value                    --           1,953,934            --             1,953,934
-------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments           $ (1,180,018)       $  1,953,934      $     --          $    773,916
=======================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------------------------
                                    Convertible
                                    Preferred       Common         Corporate        Rights/
                                    Stocks          Stocks         Bonds            Warrants    Total
-------------------------------------------------------------------------------------------------------------
Balance as of 10/31/16              $ 67,755        $      737     $  39,958,452    $     --**  $ 40,026,944
Realized gain (loss)(1)                   --                --             7,345          --           7,345
Change in unrealized
   appreciation (depreciation)(2)      1,019         1,025,798        (2,488,636)      2,649      (1,459,170)
Accrued discounts/premiums                --                --           (37,629)         --         (37,629)
Purchases                                 --            99,741        16,137,567          --      16,237,308
Sales                                     --                --       (35,658,564)         --     (35,658,564)
Transfers in to Level 3*                  --           372,379                --          --         372,379
Transfers out of Level 3*                 --                --                --          --              --
-------------------------------------------------------------------------------------------------------------
Balance as of 10/31/17              $ 68,774        $1,498,655      $ 17,918,535     $ 2,649    $ 19,488,613
=============================================================================================================

(1) Realized gain (loss) on these securities is included in the realized gain (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. For year ended October 31, 2017, there were no transfers between Levels 1 and 3. Securities with an aggregate market value of $372,379 transferred from Level 2 to Level 3 as there were observable inputs available to determine their value.

**      Security is valued at $0.

        Net change in unrealized depreciation of Level 3 investments still held and
        considered Level 3 at October 31, 2017:                                          $(1,085,649)
                                                                                         -----------

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Annual Report | 10/31/17

Statement of Assets and Liabilities | 10/31/17

ASSETS:
  Investments in unaffiliated issuers, at value (cost $925,327,836)            $ 959,233,483
  Cash                                                                             2,764,187
  Foreign currencies, at value (cost $91,765)                                         90,162
  Swap contracts, at value (net premiums paid $1,433,879)                          1,953,934
  Variation margin for centrally cleared swap contracts                               17,800
  Swaps collateral                                                                   920,035
  Futures collateral                                                                 989,000
  Due from broker for futures                                                      1,180,545
  Receivables --
     Investment securities sold                                                    3,799,800
     Fund shares sold                                                                613,214
     Dividends                                                                        65,100
     Interest                                                                     11,341,083
  Other assets                                                                        33,251
---------------------------------------------------------------------------------------------
          Total assets                                                         $ 983,001,594
=============================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                          $   4,715,000
      Fund shares repurchased                                                      1,966,631
      Distributions                                                                  332,771
      Trustees fees                                                                    5,927
   Due to broker for swaps                                                         2,070,003
   Variation margin for futures contracts                                             47,475
   Unrealized depreciation on futures contracts                                    1,180,018
   Due to affiliates                                                                 295,038
   Accrued expenses                                                                  434,832
---------------------------------------------------------------------------------------------
           Total liabilities                                                   $  11,047,695
=============================================================================================
NET ASSETS:
  Paid-in capital                                                              $ 971,726,551
  Distributions in excess of net investment income                                  (464,860)
  Accumulated net realized loss on investments                                   (32,551,749)
  Net unrealized appreciation on investments                                      33,243,957
---------------------------------------------------------------------------------------------
         Net assets                                                            $ 971,953,899
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $525,164,052/53,593,344 shares)                            $        9.80
  Class C (based on $192,557,994/19,245,216 shares)                                    10.01
  Class R (based on $24,366,020/2,197,100 shares)                                      11.09
  Class Y (based on $229,865,833/23,434,933 shares)                                     9.81
MAXIMUM OFFERING PRICE:
  Class A ($9.80 (divided by) 95.5%)                                           $       10.26
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 45

Statement of Operations

For the Year Ended 10/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                               $ 59,005,559
  Dividends from unaffiliated issuers (net of
      foreign taxes withheld $2,625)                                  1,997,100
----------------------------------------------------------------------------------------------------
         Total investment income                                                        $61,002,659
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $  6,893,866
  Administrative expense                                                356,183
  Transfer agent fees
     Class A                                                            732,683
     Class C                                                            239,568
     Class R                                                             87,010
     Class Y                                                            248,615
  Distribution fees
     Class A                                                          1,359,125
     Class C                                                          2,280,650
     Class R                                                            141,105
  Shareholder communications expense                                     75,486
  Custodian fees                                                         51,904
  Registration fees                                                      93,632
  Professional fees                                                     107,895
  Printing expense                                                       52,897
  Pricing expense                                                        29,520
  Trustees' fees                                                         47,009
  Miscellaneous                                                          74,668
----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $12,871,816
----------------------------------------------------------------------------------------------------
         Net investment income                                                          $48,130,843
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                           $ 26,498,930
     Class actions                                                      428,918
     Swap contracts                                                   1,151,723
     Futures contracts                                               (3,124,788)
     Other assets and liabilities denominated
        in foreign currencies                                            15,833         $24,970,616
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                           $ 16,578,303
     Swap contracts                                                     521,964
     Futures contracts                                               (1,785,588)
     Other assets and liabilities denominated
        in foreign currencies                                            (1,634)        $15,313,045
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                       $40,283,661
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $88,414,504
====================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Annual Report | 10/31/17

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Year Ended         Year Ended
                                                               10/31/17           10/31/16*
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                   $   48,130,843     $    55,594,403
Net realized gain (loss) on investments                            24,970,616         (56,907,266)
Change in net unrealized appreciation (depreciation) on
  investments                                                      15,313,045         (73,774,464)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                      $   88,414,504     $    72,461,601
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.47 and $0.48, per share, respectively)       $  (26,300,134)    $   (30,736,966)
      Class C ($0.41 and $0.42, per share, respectively)           (9,447,432)        (12,301,556)
      Class R ($0.48 and $0.49, per share, respectively)           (1,247,795)         (1,455,477)
      Class Y ($0.49 and $0.50, per share, respectively)          (11,451,263)        (12,904,081)
Net realized gain:
      Class A ($0.00 and $0.07, per share, respectively)                   --          (4,544,310)
      Class C ($0.00 and $0.07, per share, respectively)                   --          (2,101,774)
      Class R ($0.00 and $0.07, per share, respectively)                   --            (210,950)
      Class Y ($0.00 and $0.07, per share, respectively)                   --          (1,776,087)
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                   $  (48,446,624)    $   (66,031,201)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales or exchange of shares                  $  154,126,288     $   150,075,971
Reinvestment of distributions                                      42,729,533          57,858,717
Cost of shares repurchased                                       (365,104,577)       (378,274,434)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                                    $ (168,248,756)    $  (170,339,746)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                               $ (128,280,876)    $  (163,909,346)
NET ASSETS:
Beginning of year                                              $1,100,234,775     $ 1,264,144,121
--------------------------------------------------------------------------------------------------
End of year                                                    $  971,953,899     $ 1,100,234,775
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income               $     (464,860)    $      (968,515)
==================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 47

---------------------------------------------------------------------------------------------------
                            Year Ended         Year Ended           Year Ended       Year Ended
                            10/31/17           10/31/17             10/31/16*        10/31/16*
                            Shares             Amount               Shares           Amount
---------------------------------------------------------------------------------------------------
Class A
Shares sold                   7,265,088        $  70,314,457           7,756,351     $  69,548,945
Reinvestment of
   distributions              2,416,226           23,373,878           3,556,932        32,089,083
Less shares repurchased     (17,619,851)        (169,556,007)        (19,657,393)     (176,937,468)
---------------------------------------------------------------------------------------------------
      Net decrease           (7,938,537)       $ (75,867,672)         (8,344,110)    $ (75,299,440)
===================================================================================================
Class C
Shares sold                     695,591        $   6,788,572           1,123,650     $  10,349,673
Reinvestment of
   distributions                808,757            7,988,610           1,211,226        11,149,266
Less shares repurchased      (9,252,653)         (91,585,846)         (7,999,161)      (73,402,487)
---------------------------------------------------------------------------------------------------
      Net decrease           (7,748,305)       $ (76,808,664)         (5,664,285)    $ (51,903,548)
===================================================================================================
Class R
Shares sold                     612,267        $   6,675,801             802,213     $   8,115,504
Reinvestment of
   distributions                 98,530            1,079,060             146,753         1,496,808
Less shares repurchased      (1,297,690)         (14,226,935)         (1,671,454)      (17,057,050)
---------------------------------------------------------------------------------------------------
      Net decrease             (586,893)       $  (6,472,074)           (722,488)    $  (7,444,738)
===================================================================================================
Class Y
Shares sold                   7,263,541        $  70,347,458           6,867,808     $  62,061,849
Reinvestment of
   distributions              1,062,198           10,287,985           1,453,136        13,123,560
Less shares repurchased      (9,292,859)         (89,735,789)        (12,281,090)     (110,877,429)
---------------------------------------------------------------------------------------------------
      Net decrease             (967,120)       $  (9,100,346)         (3,960,146)    $ (35,692,020)
===================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Annual Report | 10/31/17

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Year
                                                              Year           Year          Year          Year        Ended
                                                              Ended          Ended         Ended         Ended       10/31/13
                                                              10/31/17       10/31/16*     10/31/15*     10/31/14*   (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $   9.43       $   9.33      $  10.54      $  11.07    $     10.25
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.46(a)    $   0.46(a)   $   0.44(a)   $   0.46    $      0.51
   Net realized and unrealized gain (loss) on investments         0.38           0.19         (0.73)        (0.11)          0.84
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.84       $   0.65      $  (0.29)     $   0.35    $      1.35
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.47)      $  (0.48)     $  (0.45)     $  (0.49)   $    (0.53)
   Net realized gain                                                --          (0.07)        (0.47)        (0.39)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.47)      $  (0.55)     $  (0.92)     $  (0.88)   $    (0.53)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.37       $   0.10      $  (1.21)     $  (0.53)   $     0.82
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.80       $   9.43      $   9.33      $  10.54    $    11.07
===================================================================================================================================
Total return (b)                                                  9.05%(d)       7.29%        (2.97)%        3.22%        13.52%(c)
Ratio of net expenses to average net assets                       1.15%          1.17%         1.17%         1.15%         1.14%
Ratio of net investment income (loss) to average net assets       4.80%          5.09%         4.51%         4.34%         4.82%
Portfolio turnover rate                                             39%            41%           32%           28%           46%
Net assets, end of period (in thousands)                      $525,164       $580,260      $651,646      $895,795    $1,206,497
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.49%.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.94%.

 The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 49

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Year
                                                              Year           Year          Year          Year        Ended
                                                              Ended          Ended         Ended         Ended       10/31/13
                                                              10/31/17       10/31/16*     10/31/15*     10/31/14*   (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $   9.63       $   9.52      $  10.74      $  11.28    $  10.43
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.41(a)    $   0.41(a)   $   0.38(a)   $   0.40    $   0.44
   Net realized and unrealized gain (loss) on investments         0.38           0.19         (0.75)        (0.13)       0.87
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.79       $   0.60      $  (0.37)     $   0.27    $   1.31
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.41)      $  (0.42)     $  (0.38)     $  (0.42)   $  (0.46)
   Net realized gain                                                --          (0.07)        (0.47)        (0.39)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.41)      $  (0.49)     $  (0.85)     $  (0.81)   $  (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.38       $   0.11      $  (1.22)     $  (0.54)   $   0.85
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  10.01       $   9.63      $   9.52      $  10.74    $  11.28
===================================================================================================================================
Total return (b)                                                  8.29%(d)       6.60%        (3.64)%        2.41%      12.87%(c)
Ratio of net expenses to average net assets                       1.86%          1.88%         1.89%         1.83%       1.86%
Ratio of net investment income (loss) to average net assets       4.11%          4.40%         3.79%         3.65%       4.11%
Portfolio turnover rate                                             39%            41%           32%           28%         46%
Net assets, end of period (in thousands)                      $192,558       $259,910      $310,805      $397,186    $443,442
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.75%.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.18%.

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Year
                                                              Year           Year          Year          Year        Ended
                                                              Ended          Ended         Ended         Ended       10/31/13
                                                              10/31/17       10/31/16*     10/31/15*     10/31/14*   (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                          $ 10.68        $ 10.53       $ 11.84       $ 12.39     $ 11.46
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.48(a)     $  0.49(a)    $  0.46(a)    $  0.48     $  0.53
   Net realized and unrealized gain (loss) on investments        0.41           0.22         (0.83)        (0.14)       0.95
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.89        $  0.71       $ (0.37)      $  0.34     $  1.48
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.48)       $ (0.49)      $ (0.47)      $ (0.50)    $ (0.55)
   Net realized gain                                               --          (0.07)        (0.47)        (0.39)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.48)       $ (0.56)      $ (0.94)      $ (0.89)    $ (0.55)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.41        $  0.15       $ (1.31)      $ (0.55)    $  0.93
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 11.09        $ 10.68       $ 10.53       $ 11.84     $ 12.39
===================================================================================================================================
Total return (b)                                                 8.50%(e)       7.11%(c)     (3.36)%        2.82%      13.24%(d)
Ratio of net expenses to average net assets                      1.56%          1.49%         1.51%         1.49%       1.47%
Ratio of net investment income (loss) to average net assets      4.39%          4.76%         4.16%         3.99%       4.50%
Portfolio turnover rate                                            39%            41%           32%           28%         46%
Net assets, end of period (in thousands)                      $24,366        $29,721       $36,931       $51,146     $56,248
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.13%.

(e) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 8.41%.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 51

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Year
                                                              Year           Year          Year          Year        Ended
                                                              Ended          Ended         Ended         Ended       10/31/13
                                                              10/31/17       10/31/16*     10/31/15*     10/31/14*   (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $   9.44       $   9.34      $  10.55      $  11.08    $  10.25
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.49(a)    $   0.49(a)   $   0.47(a)   $   0.50    $   0.55
   Net realized and unrealized gain (loss) on investments         0.37           0.18         (0.73)        (0.12)       0.85
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.86       $   0.67      $  (0.26)     $   0.38    $   1.40
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.49)      $  (0.50)     $  (0.48)     $  (0.52)   $  (0.57)
   Net realized gain                                                --          (0.07)        (0.47)        (0.39)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.49)      $  (0.57)     $  (0.95)     $  (0.91)   $  (0.57)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.37       $   0.10      $  (1.21)     $  (0.53)   $   0.83
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.81       $   9.44      $   9.34      $  10.55    $  11.08
===================================================================================================================================
Total return (b)                                                  9.34%(d)       7.62%        (2.69)%        3.55%      13.98%(c)
Ratio of net expenses to average net assets                       0.87%          0.87%         0.88%         0.84%       0.82%
Ratio of net investment income (loss) to average net assets       5.08%          5.39%         4.77%         4.64%       5.12%
Portfolio turnover rate                                             39%            41%           32%           28%         46%
Net assets, end of period (in thousands)                      $229,866       $230,343      $264,761      $254,504    $330,398
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.89%.

(d) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 9.23%.

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Yield Fund | Annual Report | 10/31/17

Notes to Financial Statements | 10/31/17

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund) is a Delaware statutory fund. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class B shares converted to Class A shares as of the close of business on November 10, 2014. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Fund of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollarweighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                           Pioneer High Yield Fund | Annual Report | 10/31/17 53

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.  Security Valuation

    The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

    The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities

54 Pioneer High Yield Fund | Annual Report | 10/31/17 used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The

                           Pioneer High Yield Fund | Annual Report | 10/31/17 55

    Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At October 31, 2017, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.16% of net assets. The value of these fair valued securities is $1,570,078.

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment in kind) income upon receipt and is included in interest and dividend income, respectively.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

56 Pioneer High Yield Fund | Annual Report | 10/31/17

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    At October 31, 2017, the Fund reclassified $819,436 to decrease distributions in excess of net investment income and $819,436 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

    At October 31, 2017, the Fund was permitted to carry forward indefinitely $1,957,917 of short-term losses and $31,773,840 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

    During the year ended October 31, 2017, a capital loss carryforward of $22,161,192 was utilized to offset net realized gains by the Fund.

    The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

------------------------------------------------------------------------------------
                                                         2017                   2016
------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                   $48,446,624            $57,398,080
Long term capital gain                                     --              8,633,121
------------------------------------------------------------------------------------
     Total                                        $48,446,624            $66,031,201
====================================================================================

                           Pioneer High Yield Fund | Annual Report | 10/31/17 57

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2017:

    ---------------------------------------------------------------------------------
                                                                                 2017
    ---------------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                       $  2,240,221
    Capital loss carryforward                                            (33,731,757)
    Current year dividend payable                                           (332,771)
    Net unrealized appreciation                                           32,051,655
    ---------------------------------------------------------------------------------
         Total                                                          $    227,348
    =================================================================================

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market on swaps and futures contracts, adjustments relating to catastrophe bonds, the tax adjustments relating to credit default swaps, interest accruals on defaulted bonds and preferred stocks.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. The Distributor, earned $19,274 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2017.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

58 Pioneer High Yield Fund | Annual Report | 10/31/17

F.  Risks

    The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

    Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

    Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

G.  Insurance-Linked Securities (ILS)

    The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to

                           Pioneer High Yield Fund | Annual Report | 10/31/17 59 receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Fund's investments in ILS may include special purpose vehicles (SPVs) or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (ILWs). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

    Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2017 is recorded as "Futures collateral" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts (variation margin) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When

60 Pioneer High Yield Fund | Annual Report | 10/31/17 the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2017, was $ (24,988,040).

    Futures contracts outstanding at October 31, 2017 are listed in the Schedule of Investments.

I.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contracts, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as a component of unrealized appreciation/depreciation on open swap contracts in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 61

    Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

    Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

    The amount of cash deposited with the broker as collateral at October 31, 2017 is recorded as "Swap collateral" in the Statement of Assets and Liabilities.

    Open credit default swap contracts at October 31, 2017 are listed in the Schedule of Investments. The average market value of credit default swap contracts open during the year ended October 31, 2017 was $ 2,364,502.

J.  Repurchase Agreements

    Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Adviser is responsible for determining that the

62 Pioneer High Yield Fund | Annual Report | 10/31/17 value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

2.  Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year ended October 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.67% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $129,194 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2017.

3.  Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended October 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                                  $54,215
Class C                                                                   14,407
Class R                                                                      202
Class Y                                                                    6,662
--------------------------------------------------------------------------------
  Total                                                                  $75,486
================================================================================

                           Pioneer High Yield Fund | Annual Report | 10/31/17 63

4.  Distribution and Service Plans

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares (the Plan). Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $165,844 in distribution fees payable to the Distributor at October 31, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2017, CDSCs in the amount of $5,577 were paid to the Distributor.

5.  Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective

64 Pioneer High Yield Fund | Annual Report | 10/31/17

February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus
0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or
(c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2017, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by

                           Pioneer High Yield Fund | Annual Report | 10/31/17 65
the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Swaps collateral" and/or "Futures collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2017.

-----------------------------------------------------------------------------------------------------
                      Derivative
                      Liabilities
                      Subject to        Derivatives      Non-Cash      Cash           Net Amount
                      Master Netting    Available        Collateral    Collateral     of Derivative
Counterparty          Agreement         for Offset       Received (a)  Received (a)   Liabilities (b)
-----------------------------------------------------------------------------------------------------
Goldman Sachs
 International        $91,888           $ --             $ --          $ --           $91,888
-----------------------------------------------------------------------------------------------------
 Total                $91,888           $ --             $ --          $ --           $91,888
=====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging
   Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

66 Pioneer High Yield Fund | Annual Report | 10/31/17

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017, was as follows:

---------------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
                                                           Foreign
                                 Interest    Credit        Exchange     Equity          Commodity
                                 Rate Risk   Risk          Rate Risk    Risk            Risk
---------------------------------------------------------------------------------------------------
 Assets
 Swap contracts, at value        $ --        $1,953,934    $ --         $        --     $ --
---------------------------------------------------------------------------------------------------
  Total Value                    $ --        $1,953,934    $ --         $        --     $ --
===================================================================================================
 Liabilities
 Net unrealized depreciation
  on futures contracts           $ --        $       --    $ --         $ 1,180,018     $ --
---------------------------------------------------------------------------------------------------
  Total Value                    $ --        $       --    $ --         $ 1,180,018     $ --
===================================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2017 was as follows:

---------------------------------------------------------------------------------------------------
 Statement of Operations
                                                           Foreign
                                 Interest    Credit        Exchange     Equity          Commodity
                                 Rate Risk   Risk          Rate Risk    Risk            Risk
---------------------------------------------------------------------------------------------------
 Net realized gain (loss) on
  Futures contracts              $ --        $       --    $ --         $(3,124,788)    $ --
  Swap contracts                   --         1,151,723      --                  --       --
---------------------------------------------------------------------------------------------------
  Total Value                    $ --        $1,151,723    $ --         $(3,124,788)    $ --
===================================================================================================
 Change in net unrealized
  appreciation
  (depreciation) on
  Futures contracts              $ --        $       --    $ --         $(1,785,588)    $ --
  Swap contracts                   --           521,964      --                  --       --
---------------------------------------------------------------------------------------------------
  Total Value                    $ --        $  521,964    $ --         $(1,785,588)    $ --
===================================================================================================

                           Pioneer High Yield Fund | Annual Report | 10/31/17 67

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of October 31, 2017, the Fund had the following unfunded loan commitments outstanding:

------------------------------------------------------------------------------------------
                                                                             Unrealized
                                                                             Appreciation/
 Loan                            Principal     Cost            Value         Depreciation
------------------------------------------------------------------------------------------
Centene Corp.,                   $7,010,000    $7,010,000      $7,010,000    $ --
Itron, Inc.,                      2,750,000     2,750,000       2,750,000      --
------------------------------------------------------------------------------------------
Total Value Bridge Loans         $9,760,000    $9,760,000      $9,760,000    $ --
==========================================================================================

68 Pioneer High Yield Fund | Annual Report | 10/31/17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer High Yield Fund (the "Fund"), including the schedule of investments, as of October 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the consolidated financial highlights for the year ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 2016 and the financial highlights for periods ended October 31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform audits of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield Fund at October 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and the consolidated financial highlights for the year ended October 31, 2013, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 26, 2017

                           Pioneer High Yield Fund | Annual Report | 10/31/17 69

Additional Information

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 82.47%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the Adviser), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. (UniCredit). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the Transaction). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP (D&T), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP (EY), for the Fund's fiscal year ended October 31, 2017.

70 Pioneer High Yield Fund | Annual Report | 10/31/17

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission (SEC): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 71

Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders follows:

 -----------------------------------------------------------------------------------------------------------
                                 For                 Against             Abstain            Broker Non-Votes
 -----------------------------------------------------------------------------------------------------------
 Proposal 1 - To approve a New   38,780,221.751      1,685,091.392       2,604,387.121      10,804,904.761
 Management Agreement with the
 Adviser
 -----------------------------------------------------------------------------------------------------------


 -------------------------------------------------------------------------
                                    For                  Withhold
 -------------------------------------------------------------------------
 Proposal 2 - To elect Trustees
 -------------------------------------------------------------------------
      David R. Bock                 51,021,220.013       2,853,385.021
 -------------------------------------------------------------------------
      Benjamin M. Friedman          51,036,838.784       2,837,766.250
 -------------------------------------------------------------------------
      Margaret B.W. Graham          51,086,053.053       2,788,551.961
 -------------------------------------------------------------------------
      Lisa M. Jones                 50,994,781.555       2,879,823.459
 -------------------------------------------------------------------------
      Lorraine H. Monchak           51,069,721.743       2,804,883.271
 -------------------------------------------------------------------------
      Thomas J. Perna               51,105,648.490       2,768,956.544
 -------------------------------------------------------------------------
      Marguerite A. Piret           51,058,693.487       2,815,911.527
 -------------------------------------------------------------------------
      Fred J. Ricciardi             51,077,752.568       2,796,852.466
 -------------------------------------------------------------------------
      Kenneth J. Taubes             51,073,068.930       2,801,536.104
 -------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------
                                 For                 Against             Abstain            Broker Non-Votes
 -----------------------------------------------------------------------------------------------------------
 Proposal 3 - To convert         34,404,123.282      4,910,742.690       3,754,808.262      10,804,930.791
 investment objective(s) from
 fundamental to non-fundamental
 -----------------------------------------------------------------------------------------------------------


72 Pioneer High Yield Fund | Annual Report | 10/31/17

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the
"Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 73

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)         Trustee since 2006.  Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the Board        Serves until a       present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
and Trustee                  successor trustee is Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                             elected or earlier   Inc. (technology products for securities lending  processing provider for
                             retirement or        industry); and Senior Executive Vice President,   financial services industry)
                             removal.             The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)           Trustee since 2005.  Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                      Serves until a       (corporate advisory services company) (1997 -     Trust (publicly-traded mortgage
                             successor trustee is 2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                             elected or earlier   Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                             retirement or        (privately held research and consulting company)  Helvetia Fund, Inc. (closed-end
                             removal.             (2010); Executive Vice President and Chief        fund) (2010 - present);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - present); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985 -
                                                  Lehman Brothers (1992 - 1995); Executive, The     2010)
                                                  World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008.  William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                      Serves until a       Economy, Harvard University (1972 - present)      Funds Investment Trust and
                             successor trustee is                                                   Mellon Institutional Funds
                             elected or earlier                                                     Master Portfolio (oversaw 17
                             retirement or                                                          portfolios in fund complex)
                             removal.                                                               (1989 - 2008)

------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer High Yield Fund | Annual Report | 10/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)    Trustee since 1998.   Founding Director, Vice-President and Corporate   None
Trustee                      Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is  firm) (1982 - present); Desautels Faculty of
                             elected or earlier    Management, McGill University (1999 - present);
                             retirement or         and Manager of Research Operations and
                             removal.              Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                      (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                             from 2014 - 2017).    present); Vice President - International
                             Serves until a        Investments Group, American International Group,
                             successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                             elected or earlier    President, Corporate Finance and Treasury Group,
                             retirement or         Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                             removal.              Vice President - Asset/Liability Management
                                                   Group, Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group,
                                                   Shearson Lehman Hutton, Inc. (investment bank)
                                                   (1987 - 1988); Mortgage Strategies Group, Drexel
                                                   Burnham Lambert, Ltd. (investment bank) (1986 -
                                                   1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 1998.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                      Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                             successor trustee is  present)                                          investment company) (2004 -
                             elected or earlier                                                      present); and Member, Board of
                             retirement or                                                           Governors, Investment Company
                             removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                      Serves until a        present); Executive Vice President, BNY Mellon
                             successor trustee is  (financial and investment company services) (1969
                             elected or earlier    - 2012); Director, BNY International Financing
                             retirement or         Corp. (financial services) (2002 - 2012);
                             removal.              Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/17 75

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*          Trustee since 2017.    Chair, Director, CEO and President of Amundi      None
Trustee, President and       Serves until a         Pioneer Asset Management USA, Inc. (since
Chief Executive Officer      successor trustee is   September 2014); Chair, Director and CEO of
                             elected or earlier     Amundi Pioneer Asset Management, Inc. (since
                             retirement or removal  September 2014); Chair, Director and CEO of
                                                    Amundi Pioneer Distributor, Inc. (since
                                                    September 2014); Chair, Director, CEO and
                                                    President of Amundi Pioneer Institutional Asset
                                                    Management, Inc. (since September 2014);
                                                    Managing Director, Morgan Stanley Investment
                                                    Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International,
                                                    Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014.    Director and Executive Vice President (since      None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S. (since
                             successor trustee is   2010) of Amundi Pioneer Asset Management USA,
                             elected or earlier     Inc.; Executive Vice President and Chief
                             retirement or removal  Investment Officer, U.S. of Amundi Pioneer
                                                    (since 2008); Executive Vice President of Amundi
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since 2009); Portfolio Manager of Amundi
                                                    Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

76 Pioneer High Yield Fund | Annual Report | 10/31/17

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)   Since 2010. Serves at  Vice President and Associate General Counsel of   None
Secretary and Chief Legal    the discretion of the  Amundi Pioneer since January 2008; Secretary and
Officer                      Board                  Chief Legal Officer of all of the Pioneer Funds
                                                    since June 2010; Assistant Secretary of all of
                                                    the Pioneer Funds from September 2003 to May
                                                    2010; Vice President and Senior Counsel of
                                                    Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at  Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary          the discretion of the  December 2006 and Assistant Secretary of all the
                             Board                  Pioneer Funds since June 2010; Manager - Fund
                                                    Governance of Amundi Pioneer from December 2003
                                                    to November 2006; and Senior Paralegal of Amundi
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)            Since 2010. Serves at  Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary          the discretion of the  and Assistant Secretary of all the Pioneer Funds
                             Board                  since June 2010; Counsel of Amundi Pioneer from
                                                    June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)         Since 2008. Serves at  Vice President - Fund Treasury of Amundi          None
Treasurer and Chief          the discretion of the  Pioneer; Treasurer of all of the Pioneer Funds
Financial                    Board                  since March 2008; Deputy Treasurer of Amundi
and Accounting Officer                              Pioneer from March 2004 to February 2008; and
                                                    Assistant Treasurer of all of the Pioneer Funds
                                                    from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)        Since 1998. Serves at  Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer          the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                             Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)           Since 2002. Serves at  Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Amundi Pioneer; and Assistant Treasurer of all
                             Board                  of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer          the discretion of the  Amundi Pioneer since November 2008; Assistant
                             Board                  Treasurer of all of the Pioneer Funds since
                                                    January 2009; Client Service Manager -
                                                    Institutional Investor Services at State Street
                                                    Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/17 77

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)         Since 2010. Serves at  Chief Compliance Officer of Amundi Pioneer and    None
Chief Compliance Officer     the discretion of the  of all the Pioneer Funds since March 2010; Chief
                             Board                  Compliance Officer of Amundi Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Amundi Pioneer since October 2005;
                                                    Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)         Since 2006. Serves at  Director - Transfer Agency Compliance of Amundi   None
Anti-Money Laundering        the discretion of the  Pioneer and Anti-Money Laundering Officer of all
Officer                      Board                  the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer High Yield Fund | Annual Report | 10/31/17

                          This page is for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/17 79

                          This page is for your notes.

80 Pioneer High Yield Fund | Annual Report | 10/31/17

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                           Pioneer High Yield Fund | Annual Report | 10/31/17 81

                          This page is for your notes.

82 Pioneer High Yield Fund | Annual Report | 10/31/17

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                           Pioneer High Yield Fund | Annual Report | 10/31/17 83

                          This page is for your notes.

84 Pioneer High Yield Fund | Annual Report | 10/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19441-11-1217

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund was $35,000
payable to Ernst & Young LLP for the year ended
October 31, 2017 and $53,457 payable to Deloitte & Touche LLP for the year ended October 31, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $10,115
payable to Ernst & Young LLP for the year ended
October 31, 2017 and $8,778 payable to Deloitte & Touche LLP for the year ended October 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31 2017 and 2016, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $10,155 payable to Ernst & Young LLP for the year ended
October 31, 2017 and $8,778 to Deloitte & Touche LLP for the year ended October 31, 2016.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2017

* Print the name and title of each signing officer under his or her signature.